SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

NewAlliance Bancshares, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Peyton R. Patterson	195 Church Street
Chairman, President,	New Haven, CT 06510
Chief Executive Officer	www.newalliancebank.com

March 10, 2008

To the Shareholders of
NewAlliance Bancshares, Inc.:

You are cordially invited to attend the NewAlliance Bancshares, Inc. Annual Meeting of Shareholders to be held on Thursday, April 17, 2008, at 10:00 a.m., at the Chevrolet Theatre, 95 South Turnpike Road, Wallingford, Connecticut 06492.

At the annual meeting, you will be asked to: (i) elect four directors to serve for three-year terms; (ii) approve the NewAlliance Bank Executive Incentive Program; (iii) ratify the appointment of PricewaterhouseCoopers LLP as NewAlliance Bancshares, Inc.’s independent auditors for the current year; and (iv) transact any other business that properly comes before the annual meeting or at any adjournment of the meeting.

The Board of Directors unanimously recommends that you vote FOR the election of all the Board’s nominees for election as directors, FOR the approval of the NewAlliance Bank Executive Incentive Program and FOR the ratification of NewAlliance Bancshares, Inc.’s independent auditors. NewAlliance encourages you to read the accompanying proxy statement, which provides information regarding NewAlliance and the matters to be voted on at the annual meeting. NewAlliance has also enclosed copies of the Company’s 2007 Annual Report on Form 10-K and related information.

It is important that your shares be represented at the annual meeting. Whether or not you plan to attend the annual meeting, you may vote your common shares via a toll-free telephone number or on the internet or you may complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope. If you attend the meeting and prefer to vote in person, you may do so. If your shares are registered in your own name, and you intend to attend the annual meeting in person, please check the appropriate box on the attached proxy card. If your shares are owned in the name of your broker or other representative, a Response Card is enclosed; if you intend to attend the annual meeting please send the Response Card back to NewAlliance and bring the attached Admission Card with you to the annual meeting.

Sincerely,

Peyton R. Patterson

NEWALLIANCE BANCSHARES, INC.
195 CHURCH STREET
NEW HAVEN, CONNECTICUT 06510
(203) 789-2814

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

APRIL 17, 2008

To the Shareholders of
NewAlliance Bancshares, Inc.

          The 2008 Annual Meeting of Shareholders of NewAlliance Bancshares, Inc. will be held on Thursday, April 17, 2008, at 10:00 a.m., local time, at the Chevrolet Theatre, 95 South Turnpike Road, Wallingford, Connecticut 06492, for the following purposes:

1.	To elect four directors to serve until the 2011 Annual Meeting of Shareholders (Proposal 1);

2.	To approve the NewAlliance Bank Executive Incentive Plan (Proposal 2);

3.	To ratify the appointment of PricewaterhouseCoopers LLP as NewAlliance Bancshares, Inc.’s independent auditors for the fiscal year ending December 31, 2008 (Proposal 3); and

4.
To transact any other business that properly comes before the annual meeting or at any adjournment of the meeting, in accordance with the determination of a majority of NewAlliance’s board of directors.

          Shareholders of record at the close of business on Monday, March 3, 2008 will be entitled to vote at the annual meeting or at any adjournment of the annual meeting.

          NewAlliance’s Board hopes that you will attend the meeting. Whether or not you plan to attend, please complete, date, sign and return the enclosed proxy card in the accompanying envelope. Your prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated.

By Order of the Board of Directors,

Brian S. Arsenault
Executive Vice President and Secretary

New Haven, Connecticut
March 10, 2008

IT IS IMPORTANT THAT YOU VOTE PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR COMMON SHARES VIA THE TOLL-FREE TELEPHONE NUMBER LISTED ON THE PROXY CARD, THE INTERNET OR BY MAIL.

NEWALLIANCE BANCSHARES, INC.
195 CHURCH STREET
NEW HAVEN, CONNECTICUT 06510
(203) 789-2814

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

APRIL 17, 2008

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

          This proxy statement contains information about the 2008 Annual Meeting of Shareholders of NewAlliance Bancshares, Inc. The annual meeting will be held on Thursday, April 17, 2008, at 10:00 a.m., local time, at the Chevrolet Theatre, 95 South Turnpike Road, Wallingford, Connecticut 06492. The proxy statement, together with the enclosed proxy card, is being mailed or given to shareholders on or about March 10, 2008.

          The annual meeting has been called for the following purposes: (i) to elect four directors to serve until the 2011 Annual Meeting of Shareholders (Proposal 1); (ii) to approve the NewAlliance Bank Executive Incentive Plan (Proposal 2); (iii) to ratify the appointment of PricewaterhouseCoopers LLP as NewAlliance Bancshares Inc.’s independent auditors for the year ending December 31, 2008 (Proposal 3); and (iv) to transact any other business that properly comes before the annual meeting or at any adjournment of the meeting.

          This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of NewAlliance Bancshares, Inc., which is also referred to as NewAlliance or the Company in this proxy statement, for use at the annual meeting and at any adjournment of that meeting. If you vote using the enclosed proxy, your shares will be voted in accordance with the instructions indicated. Executed but unmarked proxies will be voted FOR the election of the Board’s nominees as directors, FOR the approval of the NewAlliance Bank Executive Incentive Plan and FOR the ratification of the appointment of the Company’s independent auditors. Except possibly for procedural matters incident to the conduct of the annual meeting, the Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the annual meeting. If any other matters are properly brought before the annual meeting, the persons named in the proxy will vote the shares represented by such proxy on such matters as determined by a majority of the Board of Directors. The proxies confer discretionary authority to vote on any matter of which NewAlliance did not have notice at least 30 days prior to the date of the annual meeting.

          Your presence at the annual meeting will not automatically revoke your proxy. You may, however, revoke a proxy at any time before it is voted, as follows:

•
Deliver either a written notice of revocation of the proxy or a duly executed proxy bearing a later date to Judith E. Falango, Vice President, Corporate Communications and Shareholder Relations, at (203) 789-2814 or (800) 892-2096, NewAlliance Bank, 195 Church Street, New Haven, Connecticut 06510;

•	Ms. Falango can be reached by e-mail at: investorrelations@newalliancebank.com;

•	Re-vote by telephone or on the internet; or

•	Attend the annual meeting and vote in person.

          The cost of soliciting proxies for the annual meeting will be borne by NewAlliance. In addition to use of the mails, proxies may be solicited personally or by telephone or telecopy by directors, officers and employees, who will not be specially compensated for such activities. NewAlliance also will request persons, firms and companies holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from those beneficial owners and NewAlliance will reimburse those holders for any reasonable expenses that they incur.

          NewAlliance has retained Morrow & Co., Inc., a professional proxy soliciting firm, to assist in the solicitation of proxies for a fee of $6,000, plus reimbursement of certain out-of-pocket expenses. Morrow & Co., Inc. will answer any inquiries from the Company’s shareholders about this proxy statement, the proxies, the annual meeting and how to vote your shares. If you need additional copies of the proxy material or have any questions, you should contact:

Morrow & Co., Inc.
470 West Avenue
Stamford, CT 06902

          Shareholders, please call: (800) 607-0088. Banks and brokerage firms, please call: (800) 662-5200. All others, please call (collect): (203) 658-9400.

Who Can Vote

          You will be entitled to vote your shares of NewAlliance common stock at the annual meeting if you were a shareholder of record at the close of business on March 3, 2008. As of that date, there were 11,618 holders of record of the 108,741,712 shares of common stock outstanding and entitled to vote at the meeting. You are entitled to one vote on each proposal voted on at the meeting for each share of common stock that you held on March 3, 2008. There is no cumulative voting.

Voting

          If you hold your common stock in your own name and not through a broker or another nominee, you may vote your shares of common stock as follows:

•	Call the toll-free telephone number listed on the proxy card;

•	Access the internet website listed on the proxy card;

•	Sign, date and mail the proxy card in the enclosed postage-paid envelope; or

•	Attend the annual meeting and vote in person.

          If your common stock is held by a broker, bank or other nominee (i.e., in street name), you should receive instructions from that person or entity that you must follow in order to vote your shares of common stock. You also will be able to vote your shares by telephone or internet.

          Whichever of these methods you select to transmit your instructions, the proxy holders will vote your shares of common stock in accordance with your instructions. If you submit a proxy without specific voting instructions, your proxy will be voted by the proxy holders as recommended by the Board of Directors. If you have questions regarding the voting of your shares, please call the proxy solicitor, Morrow & Co., Inc. at the number listed above.

          Vote by Telephone

          You can vote your shares of common stock by telephone by calling the toll-free telephone number printed on your proxy card. Telephone voting is available 24 hours a day until 11:59 p.m. Eastern Daylight Time on April 16, 2008. Easy-to-follow voice prompts will allow you to vote your shares of common stock and confirm that your instructions have been properly recorded. If you vote by telephone, you do not need to return your proxy card.

          Vote by Internet

          You can also choose to vote your shares via the internet. The website for internet voting is printed on your proxy card. Internet voting is available 24 hours a day until 11:59 p.m. Eastern Daylight Time on April 16, 2008. As with telephone voting, you will be given the opportunity to confirm that your instructions have been properly recorded. If you vote via the internet, you do not need to return your proxy card.

          Vote by Mail

          You can vote by mail by signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope.

          Vote in Person

          If you attend the annual meeting, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the meeting.

          Quorum

          The presence, in person or by proxy, of a majority of the total number of outstanding shares of common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting for the election of directors, the approval of the NewAlliance Bank Executive Incentive Plan and the ratification of the appointment of the independent auditors.

          Votes Required

          The number of votes required to approve the proposals that are scheduled to be presented at the meeting is as follows:

	Proposal	Required Vote

1.	Election of four directors	For each nominee, a plurality of the votes cast for such nominee.

2.	Approval of the NewAlliance Bank Executive Incentive Plan	A majority of the votes cast on the proposal.

3.	Ratification of the appointment of the Company’s independent auditor	A majority of the votes cast on the proposal.

Shareholders’ votes will be tabulated by the person appointed by the Board of Directors to act as inspector of election for the annual meeting.

          Abstentions and Broker Non-Votes

          Abstentions and broker non-votes will be treated as shares that are present, or represented, and entitled to vote for purposes of determining the presence of a quorum at the annual meeting. Broker non-votes will not be counted as votes cast on any matter presented at the annual meeting. Abstentions will not be counted in determining the number of votes cast in connection with any matter presented at the annual meeting.

          Copies of NewAlliance’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 accompany this Proxy Statement. NewAlliance is required to file the Annual Report on Form 10-K with the Securities and Exchange Commission (the “SEC”). You may also view NewAlliance’s Annual Report on Form 10-K on NewAlliance’s website under the link entitled “SEC Filings” at www.newalliancebank.com/about/investor.aspx.

GOVERNANCE OF NEWALLIANCE

General

          NewAlliance Bancshares is the holding company for NewAlliance Bank. The Board of Directors oversees the business affairs and management of NewAlliance Bancshares and NewAlliance Bank. The Board currently consists of 14 members, only one of whom, the Chairman, President and Chief Executive Officer, is a member of management. The Chair of the

Governance Committee of the Board of Directors serves as the Lead Director and presides at private executive sessions attended only by the non-management directors, which are held at least quarterly.

          The Governance Committee assists the Board in the development and oversight of corporate governance policies and practices, Board composition, director nominations, the annual evaluation of the performance of the Board of Directors and its committees, and related matters. The Governance Committee consists of four directors, each of whom is “independent” in accordance with the rules of the New York Stock Exchange (the “NYSE”) and NewAlliance’s Corporate Governance Guidelines. The Governance Committee operates under a Governance Committee Charter and Guidelines, each of which can be found on NewAlliance’s website under the link entitled “Governance Documents” at www.newalliancebank.com/about/investor.aspx. These documents also can be requested in print by calling or writing to Judith E. Falango, Vice President, Corporate Communications and Shareholder Relations, at (203) 789-2814 or (800) 892-2096, NewAlliance Bank, 195 Church Street, New Haven, Connecticut 06510. Ms. Falango can be reached by e-mail at: investorrelations@newalliancebank.com.

Independence of NewAlliance’s Board of Directors and Members of Its Committees

          It is the policy of the Board of Directors that a majority of its directors be independent within the meaning of applicable laws and regulations, the listing standards of the NYSE and NewAlliance’s Corporate Governance Guidelines. The Governance Committee reviews the independence of Board members on an ongoing basis and, at least once a year, makes a determination of each director’s independence against the independence criteria and delivers a report to the Board.

          The Board of Directors has affirmatively determined that all of the directors nominated for re-election at the annual meeting and all of the directors whose terms continue, with the exception of Peyton R. Patterson, the Chairman, President and Chief Executive Officer and Mr. Anderson and Ms. Flanagan, are independent. The Board based these determinations primarily on a review by the Governance Committee of written responses from the directors to a questionnaire requiring information relevant to the determination of independence and eligibility for committees as prescribed by NYSE and SEC rules. Mr. Anderson is eligible to be an independent director on April 1, 2008, the third year anniversary of the termination of his paid consultancy contract with NewAlliance. Ms. Flanagan has an adult daughter who is employed by PricewaterhouseCoopers LLP (“PwC”), the independent auditors for NewAlliance. A recent change of assignment at PwC for Ms. Flanagan’s daughter has resulted in a loss of Ms. Flanagan’s independent status at NewAlliance. Ms. Patterson is ineligible to be an independent director due to her employment at NewAlliance.

          The Board of Directors has also affirmatively determined that three of the Board’s committees, the Audit, Compliance and CRA Committee, the Compensation Committee, and the Governance Committee, are comprised entirely of independent directors within the meaning of applicable laws and regulations, the listing standards of the NYSE and NewAlliance’s Corporate Governance Guidelines.

Independence Standards

          The Governance Committee has established a Director Independence Determination Policy in order to make its determinations regarding independence of directors. For a director to be considered independent, the Committee must determine that the director has no material relationship with NewAlliance, either directly or as a partner, shareholder or officer of an organization that has a relationship with NewAlliance. The Committee has established the following guidelines to assist it in determining director independence in accordance with NYSE rules:

          1.           A NewAlliance director who is an employee, or whose immediate family member is an executive officer, of NewAlliance is not independent until three years after the end of the employment relationship.

          2.           A NewAlliance director who receives, or whose immediate family member receives, other than in a non-executive officer employee capacity, more than $100,000 per year in direct compensation from NewAlliance is not independent. Director and committee fees and pension or other forms of deferred compensation for prior service, provided such compensation is not contingent in any way on continued service, is not counted for the purposes of the prior sentence. This preclusion expires three years after a director ceases to receive from NewAlliance compensation in excess of $100,000 per year.

          3.           A NewAlliance director who is affiliated with, or employed by, a present or former internal or external auditor of NewAlliance is not independent until three years after the end of the affiliation or the employment or auditing relationship. Additionally, a director who has an immediate family member employed by and participating in such firm’s audit, assurance or tax compliance practice would not be independent.

          4.           A NewAlliance director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s present executives serve on that company’s compensation committee is not independent until three years after the end of such service of the employment relationship.

          5.           A NewAlliance director who is currently an executive officer or an employee, or whose immediate family member is currently an executive officer, of a company that makes payments to or receives payments from NewAlliance for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of the other company’s consolidated gross revenue, is not independent until three years after falling below such threshold.

           Under the Policy, the following “safe harbor” commercial or charitable relationships are not considered to be material relationships that would impair a director’s independence: (i) if a director is indebted to NewAlliance Bank or any of its affiliates, directly or indirectly through affiliates in an amount that would not exceed the loan limitations of Federal Reserve Board Regulation O; and (ii) if a NewAlliance director serves as an executive officer of a charitable organization, and NewAlliance’s discretionary charitable contributions to the organization are less than 2% of that organization’s annual revenue. A commercial relationship in which a director is an executive officer of another company that owns a common stock interest in NewAlliance will not be considered to be a material relationship which would impair a director’s independence. For relationships outside the safe harbor guidelines, if any, the determinations of whether the relationship is material or not, and therefore whether a director is independent, would be made by the Governance Committee.

Meetings of the Board of Directors and Its Committees

          The Board of Directors generally meets on a monthly basis and may hold additional special meetings. During 2007, the Boards of NewAlliance and/or NewAlliance Bank held 11 regular meetings and four special meetings. In addition, there were meetings during 2007 of the various committees of the Board of Directors. During 2007, each of the directors attended at least 75% of the meetings of the Board of Directors and at least 75% of the meetings held by all committees on which he or she served.

Director Attendance at Annual Meetings of Shareholders

          NewAlliance has a policy encouraging each member of the Board to attend the annual meeting. NewAlliance expects all directors to attend the annual meeting. In 2007, all directors attended the annual meeting of shareholders.

Committees of the Board of Directors

          The Board of Directors of NewAlliance Bancshares has three committees: the Audit, Compliance and CRA Committee, the Compensation Committee, and the Governance Committee. Each of those committees is a joint committee of NewAlliance and NewAlliance Bank and is comprised solely of independent directors within the meaning of the rules of the NYSE and the SEC. NewAlliance Bank has two additional committees, the Trust Committee and the Loan Committee. The Board of Directors may, by resolution, designate one or more additional committees.

          The Audit, Compliance and CRA Committee consists of Ms. Coady and Messrs. Lyons, Rosenberg and Woodson, with Mr. Lyons serving as Chair. The Audit, Compliance and CRA Committee operates under a charter that requires the Committee to perform various functions prescribed under the NYSE’s corporate governance requirements. The Audit Committee generally oversees the independent auditor relationship, the internal audit and compliance functions and Community Reinvestment Act performance. A copy of the Committee’s charter, which has been adopted by the Board of Directors, is available on NewAlliance’s website under the link entitled “Governance Documents” at www.newalliancebank.com/about/investor.aspx. Additional copies can be obtained by writing or calling Ms. Falango at the address and telephone number appearing above under “General.” Each member of the Audit, Compliance and CRA Committee meets the independence requirements of the rules of the NYSE and the SEC. The Board has determined that each member of the Committee is “financially literate” as that term is used by the NYSE and that Mr. Lyons, Ms. Coady and Mr. Woodson are “audit committee financial experts,” as that term is defined by the SEC. The Audit, Compliance and CRA Committee met 11 times during 2007.

          The Compensation Committee consists of Messrs. Croweak, Marziali, Woodson and Zaccagnino, with Mr. Croweak serving as Chair. The Compensation Committee oversees director and executive officer compensation and certain employee benefit plans. The Chair of the Compensation Committee leads the annual evaluation of the performance of the Chairman, President and Chief Executive Officer in accordance with performance objectives established at the start of the year and, in conjunction with the Lead Director, meets with the Chairman, President and Chief Executive Officer to provide feedback on the annual evaluation. The Compensation Committee has engaged outside advisors to assist in its deliberations, as appropriate. The Compensation Committee met 11 times during 2007. A copy of the Committee’s charter, which has been adopted by the Board of Directors, is available on NewAlliance’s website under the link entitled “Governance Documents” at www.newalliancebank.com/about/investor.aspx. Additional copies can be obtained by writing or calling Ms. Falango at the address and telephone number appearing above under “General.”

          The Governance Committee consists of Mr. Croweak, Mr. Marziali, Ms. McNamara and Mr. Zaccagnino, with Ms. McNamara serving as Chair. The Governance Committee is responsible for, among other things, developing, overseeing and regularly reviewing NewAlliance’s Corporate Governance Guidelines and related policies, establishing criteria for the recruitment of directors, making recommendations for the nomination of directors to the full Board, overseeing the annual self-assessment of the Board and its committees, and implementing any action plans for further enhancement of the Board’s effectiveness derived from discussions of the results of the self-assessment with the full Board. The Chair of the Governance Committee serves as Lead Director, in accordance with the NewAlliance Corporate Governance Guidelines. A copy of the Committee’s charter, which has been adopted by the Board of Directors, is available on NewAlliance’s website under the link entitled “Governance Documents” at www.newalliancebank.com/about/investor.aspx. Additional copies can be obtained by writing or calling Ms. Falango at the address and telephone number appearing above under “General.” The Governance Committee met six times during 2007.

          The Loan Committee consists of Ms. Coady, Ms. Flanagan and Messrs. Anderson, Grossi, Highsmith, Lyons and Rossi, with Mr. Grossi serving as Chair. The Loan Committee reviews certain loans and related matters in accordance with NewAlliance Bank’s loan policy. The Loan Committee met 16 times during 2007.

          The Trust Committee consists of Mr. Anderson, Ms. Flanagan, Mr. Rosenberg and Mr. Rossi, with Mr. Anderson serving as Chair. The Trust Committee oversees the trust activities of NewAlliance Bank and its subsidiaries. The Trust Committee met seven times during 2007.

Selection of Nominees for the Board of Directors

          The Governance Committee is responsible for identifying and recruiting director candidates. It submits recommendations with respect to the nomination of potential directors for consideration by the independent directors of the Board. Board candidates are selected based upon their character and track record of accomplishments in leadership roles as well as their professional and corporate experience, skills and expertise. The Board seeks to align Board composition with NewAlliance Bank’s strategic direction so that Board members bring skills, experience, and background that are relevant to the key strategic and operational issues that they will review, oversee, and approve. Community leadership and diversity are also important considerations in reviewing and selecting Board candidates. NewAlliance gives preference to those candidates who provide diversity to the Board, reside in the communities served by NewAlliance Bank and/or have demonstrated leadership in the community.

          When seeking Board candidates, the Governance Committee may solicit suggestions from incumbent directors, members of senior management, shareholders and, if appropriate, third-party search firms. The Committee reviews the qualifications and experience of each candidate. If the Committee believes a candidate would be a valuable addition to the Board, it submits its recommendation to the Board for consideration by the independent directors of the Board.

          The Governance Committee also reviews and makes recommendations to the Board regarding the re-nomination of each of the Company’s current directors based on the director’s performance and the applicability and relevance of his or her background, skills and experience to the Company’s corporate strategy at that time. There are no term limits for directors, other than a policy that Board members are considered to have retired from the Board at the next annual meeting after the date on which they reach the age of 72. In accordance with this policy, Mr. Grossi will retire from the Board at this year’s annual meeting.

          Each nominee for election as a director at the annual meeting described below under “Election of Directors-Information as to Nominees and Directors” was recommended to the Board by the Governance Committee in accordance with the procedures set forth above.

Shareholder Nominations for the Board

          NewAlliance’s Bylaws permit shareholders eligible to vote at the annual meeting to make nominations for directors, but only if nominations are made pursuant to timely notice in writing to the Company’s Secretary. To be timely, a shareholder’s notice must be delivered or mailed to and received at NewAlliance’s principal executive offices not less than 90 days prior to the date of the meeting; provided, however, that in the event that less than 100 days’ notice or prior disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

          The Governance Committee will consider candidates for director suggested by shareholders by applying the criteria for candidates described above and by considering the additional information required by NewAlliance’s Bylaws, which must be provided in a shareholder’s nomination notice. NewAlliance’s Bylaws require that the notice set forth (i) as to each nominee for election or re-election as a director, all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required including the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected under SEC rules; and (ii) as to the shareholder giving the notice: (A) the shareholder’s name and address, as they appear on NewAlliance’s books; (B) the class and number of shares of NewAlliance capital stock beneficially owned by the shareholder; (C) a representation that the shareholder is a holder of record of NewAlliance stock entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (D) a description of all arrangements or understandings between the shareholder and each nominee and any arrangements or understandings between the shareholder and each nominee and any other person or persons, naming such person or persons, pursuant to which the nomination or nominations are to be made by the shareholder. At the request of the Board, any person nominated by the Board for election as a director must furnish to NewAlliance’s Secretary the same information required to be set forth in a shareholder’s nomination notice that pertains to the nominee.

          In addition, under the Corporate Governance Guidelines, shareholders who recommend candidates for consideration by the Governance Committee to serve as directors should include in the notice required by the Bylaws described above:

•	The candidate’s name;

•	A detailed biography outlining the candidate’s relevant background, professional and business experience, community leadership and other significant accomplishments;

•	A statement by the shareholder outlining the reasons why the candidate’s skills, experience and background would make a valuable contribution to the Board; and

•
The names of a minimum of two references who have either worked with the candidate, served on a Board with the candidate or can otherwise provide relevant perspective on the candidate’s capabilities as a potential Board member.

Miscellaneous Matters

          NewAlliance believes in having a strong, effective Board of Directors to lead the Company. The Board periodically devotes all or portions of its meetings to educational and strategic programs. The Board meets annually at an off-site location for a retreat focusing on one or more topical subjects and at which outside consultants make presentations. The Governance Committee is also responsible for providing ongoing director education and periodically makes recommendations to the Board with respect to educational programs to be offered to directors. All directors are provided with subscriptions to multiple publications that focus on topics of interest to directors of public companies and/or banks. Directors have access to members of the Bank’s senior management team at all times. In addition, the Board has the authority to retain independent advisors as it deems appropriate at the Company’s expense. The Governance Committee also reviews director compensation.

Communications with the Board

          Pursuant to NewAlliance’s Corporate Governance Guidelines, interested parties, including shareholders, wishing to communicate directly with the Board or any independent directors should send written communications to:

Julia M. McNamara
Chair of the Governance Committee of the Board of Directors
NewAlliance Bancshares, Inc.
195 Church Street
New Haven, Connecticut 06510

          Each communication will be reviewed by the Chair and discussed with the Governance Committee. After review, the Committee will determine an appropriate response or course of action to address any concern expressed in the communication, which may include discussing the matter raised with the Board as a whole, with the independent or non-management directors in private executive session, with the chief executive officer, and/or with other members of the senior management team, as appropriate.

Code of Conduct and Ethics

          NewAlliance has adopted a Code of Conduct for Directors, a Code of Conduct for Senior Executive Financial Officers and an Employees Code of Conduct. Under the Code of Conduct for Directors, each director of NewAlliance and each director of NewAlliance’s subsidiaries is prohibited from taking any action that will violate any applicable law or regulation, from using NewAlliance assets for personal gain, or from engaging in any activities that create a conflict of interest between the director and NewAlliance, unless properly disclosed. In addition, the Code of Conduct for Directors requires all directors to adhere to the highest standards of ethical conduct, to maintain confidentiality of all information obtained while serving as directors, and to raise at the Board level issues which the director reasonably believes may place NewAlliance at risk. The Employees Code of Conduct is similar to the Code of Conduct for Directors and addresses additional operational areas and procedures.

          The Code of Conduct for Senior Executive Financial Officers was adopted by the Board to promote honest and ethical conduct, proper disclosure of financial information in NewAlliance’s periodic reports, and compliance with applicable laws, rules, and regulations by NewAlliance’s senior officers who have financial responsibilities. The Code applies to the chief executive officer, chief financial officer and chief accounting officer.

          Each Code can be found on the NewAlliance website under the link entitled “Governance Documents” at www.newalliancebank.com/about/investor.aspx. You also may obtain a printed copy of each Code, without charge, by contacting Judith E. Falango, Vice President, Corporate Communications and Shareholder Relations, at (203) 789-2814 or (800) 892-2096, NewAlliance Bank, 195 Church Street, New Haven, Connecticut 06510. Ms. Falango can be reached by e-mail at: investorrelations@newalliancebank.com.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

General

          The Audit, Compliance and CRA Committee appointed PricewaterhouseCoopers LLP as the independent public accounting firm to audit NewAlliance’s financial statements for the year ending December 31, 2008. In making its selection, the Committee considered whether PricewaterhouseCoopers LLP’s provision of services other than audit services is compatible with maintaining the independence of the outside accountants. In addition, the Committee reviewed the fees described below for audit-related services and tax services and concluded that the fees are compatible with the independence of PricewaterhouseCoopers LLP.

Audit Fee Information

          The following table presents fees for professional audit services rendered by PricewaterhouseCoopers LLP for the audit of NewAlliance’s annual financial statements for the fiscal years ended December 31, 2007 and 2006 and fees billed for other services rendered by PricewaterhouseCoopers LLP for each year.

	2007	2006

Audit Fees (1)	$638,000	$590,000
Audit-Related Fees (2)	26,000	413,982
Tax Fees (3)	-	-
All Other Fees (4)	18,825	2,185

Total:	$682,825	$1,006,167

(1)

Audit Fees consist of fees billed for professional services rendered for the audit of NewAlliance’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements. Audit fees also include activities related to internal control reporting under Section 404 of the Sarbanes-Oxley Act.

(2)

Audit-Related Fees are not reported under “Audit Fees” and consist of fees billed for assurance and related services that are reasonably related to the performance of the audit of NewAlliance’s consolidated financial statements, including SEC related services and due diligence services.

(3)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance.

(4)	All Other Fees consist of fees for financial advisory work.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors

          Consistent with SEC requirements regarding auditor independence, the Audit, Compliance and CRA Committee is required to pre-approve all audit and permissible non-audit services provided by the independent auditors. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget.

          All engagements of the independent auditors to perform any audit services and non-audit services during 2007 were pre-approved by the Committee in accordance with the pre-approval policy. The policy has not been waived in any instance.

REPORT OF THE AUDIT COMMITTEE

          In accordance with rules adopted by the SEC, the Audit, Compliance and CRA Committee of the Board of Directors of NewAlliance submits this report for 2007.

          The Audit, Compliance and CRA Committee of the Board of Directors is responsible for providing independent, objective oversight of NewAlliance’s accounting functions and internal controls. Its responsibilities include appointing, compensating and monitoring NewAlliance’s independent auditors. During 2007, the Committee was comprised of four directors, each of whom is independent as defined by the NYSE and NewAlliance’s Corporate Governance Guidelines. The Committee operates under a written charter approved by the Board of Directors.

          Management is responsible for NewAlliance’s internal controls and financial reporting process. The independent auditors, PricewaterhouseCoopers LLP, are responsible for performing an independent audit of NewAlliance’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Committee’s responsibility is to monitor and oversee these processes.

          In connection with these responsibilities, the Committee met with management and PricewaterhouseCoopers LLP to review and discuss the 2007 consolidated financial statements. The Committee also discussed with PricewaterhouseCoopers LLP the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications). The Committee also received written disclosures from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with PricewaterhouseCoopers LLP the firm’s independence.

          Based upon the Committee’s discussions with management and the independent auditors, and the Committee’s review of the presentations of management and the independent auditors, the Committee recommended that the Board of Directors include the audited consolidated financial statements in NewAlliance’s Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC.

The Audit Committee:
Robert J. Lyons, Jr. (Chair)
Roxanne J. Coady
Gerald B. Rosenberg
Nathaniel D. Woodson

ELECTION OF DIRECTORS
(Proposal 1)

          The Board of Directors currently consists of 14 members and has fixed the number of directors to serve following the annual meeting at 13. At the annual meeting, four directors will be elected to serve until the 2011 Annual Meeting of Shareholders. The four nominees are Douglas K. Anderson, Roxanne J. Coady, John F. Croweak and Sheila B. Flanagan. Richard J. Grossi who currently serves as one of the directors and whose term expires on the annual meeting date, will retire from the Board of Directors in accordance with Company policy as he will have reached age 72 prior to the meeting. NewAlliance sincerely thanks Mr. Grossi for his valuable service to NewAlliance since 1989. Mr. Grossi’s retirement will be effective on April 17, 2008.

           Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of the nominees named below. Each nominee has indicated he or she will stand for election and will serve if elected as a director. If, however, any person nominated by the Board fails to stand for election or is unable to accept election, the proxies will be voted for the election of another person as a majority of the Board may recommend. Assuming the presence of a quorum at the annual meeting, each director will be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting. There is no cumulative voting.

Nominees and Directors

          Directors serve three-year staggered terms so that only approximately one-third of the Board is elected at each annual meeting of shareholders.

          The following table sets forth the names and certain information as of December 31, 2007 about each of the nominees for election as director and the current directors whose terms of office will continue after the annual meeting.

		Positions with NewAlliance	Director
Name	Age	and NewAlliance Bank	Since
Director nominees for a three-year term expiring in 2011:

Douglas K. Anderson	57	Director	2006
Roxanne J. Coady	58	Director	1995	(1)
John F. Croweak	71	Director	1989	(1)
Sheila B. Flanagan	67	Director	2004	(2)

		Positions with NewAlliance	Director
Name	Age	and NewAlliance Bank	Since

Directors continuing in office:

Directors whose terms expire in 2010:

Carlton L. Highsmith	56	Director	2006
Joseph H. Rossi	57	Director	2004	(3)
Nathaniel D. Woodson	66	Director	2000	(1)
Joseph A. Zaccagnino	61	Director	1992	(1)

Directors whose terms expire in 2009:

Robert J. Lyons, Jr.	56	Director	1992	(1)
Eric A. Marziali	49	Director	2004	(4)
Julia M. McNamara	66	Director	1990	(1)
Peyton R. Patterson	51	Chairman of the Board, President and Chief Executive Officer	2002	(1)
Gerald B. Rosenberg	59	Director	2000	(1)

(1)	Served as a director of New Haven Savings Bank since the date indicated. Served as a director of NewAlliance since its formation in September, 2003.

(2)	Served as a director of NewAlliance since April 1, 2004. Served as a director of Connecticut Bancshares, Inc. from 1987 to 2004. Connecticut Bancshares merged into NewAlliance April 1, 2004.

(3)

Served as a director of NewAlliance since April 1, 2004. Served as a director of Alliance Bancorp of New England, Inc. from 1995 to 2004. Alliance Bancorp of New England merged into NewAlliance April 1, 2004.

(4)	Served as a director of NewAlliance since April 1, 2004. Served as a director of Connecticut Bancshares, Inc. from 1999 to 2004. Connecticut Bancshares merged into NewAlliance April 1, 2004.

          The principal occupation and business experience for at least the last five years for each of the continuing directors is included below. All directors have held their present positions for five years unless otherwise stated.

          Peyton R. Patterson joined New Haven Savings Bank in January 2002, as Chairman, President and Chief Executive Officer. From May 1996 to December 2001, she was an Executive Vice President of Dime Bancorp, New York, New York. Ms. Patterson has 25 years of commercial and thrift banking experience with New Haven Savings Bank, Dime Bancorp, Chemical Bank/Chase Manhattan and Corestates Financial Corporation of Pennsylvania. She has extensive experience in the areas of retail and business lending, retail banking, asset management, marketing and mergers and acquisitions.

          Douglas K. Anderson was the President and Chief Operating Officer of Savings Bank of Manchester and a director of Savings Bank of Manchester and Connecticut Bancshares, Inc., until its acquisition by NewAlliance in April 2004. Currently, Mr. Anderson is a director of VeruTEK Technologies, Inc. Mr. Anderson was the Lead Director and the Chairman, Chief Executive Officer and President of Open Solutions, Inc. until 2007.

          Roxanne J. Coady is the founder, President and Chief Executive Officer of R.J. Julia Booksellers, Ltd. located in Madison, Connecticut. Ms. Coady practiced as a certified public accountant and was a Partner of, and the National Tax Director for, BDO Seidman. Ms. Coady was Chairperson of the Tax Division of the New York State Society of Certified Public Accountants and served on and chaired various committees for the Tax Division of the American Institute of Certified Public Accountants.

          John F. Croweak was the Chairman and Chief Executive Officer of Anthem Blue Cross and Blue Shield of Connecticut, a health care coverage company, until he retired in 1997. He is a director of UIL Holdings Corporation.

          Sheila B. Flanagan is the Executive Director of SBM Charitable Foundation, Inc., Manchester, Connecticut. She is a retired attorney and acted as a consultant between 1996 and 1999. Before 1996, she served as in-house counsel to the Massachusetts Mutual Life Insurance Company.

          Carlton L. Highsmith is the founder, President and Chief Executive Officer of Specialized Packaging Group, Inc. Located in Hamden, Connecticut, the company produces packaging for many facets of the consumer products industry. Mr. Highsmith is a Trustee of Quinnipiac University.

          Robert J. Lyons, Jr. is the President and Chief Executive Officer of The Bilco Company, a privately held manufacturer located in West Haven, Connecticut, with offices in the United Kingdom, Canada, Mexico and Hong Kong. Mr. Lyons is a certified public accountant and a member of the American Institute of Certified Public Accountants and the Connecticut Society of Certified Public Accountants.

          Eric A. Marziali is the President and Chief Executive Officer of United Abrasives, Inc. and SAIT Overseas Trading and Technical Corp., and Vice President of United Abrasives Canada, Inc., all related entities that manufacture abrasive products.

          Julia M. McNamara is the President of Albertus Magnus College located in New Haven, Connecticut.

          Gerald B. Rosenberg serves as the Senior Vice President, Executive Development for Bayer Healthcare. Prior to that, Mr. Rosenberg was Senior Vice President and General Manager of Bayer Diagnostics. Bayer Healthcare and Bayer Diagnostics are divisions of Bayer AG, an international healthcare, crop science, polymers and chemicals company with whom Mr. Rosenberg was employed for over 30 years.

          Joseph H. Rossi is the former President and Chief Executive Officer of Alliance Bancorp of New England, Inc. and its subsidiary, Tolland Bank.

          Nathaniel D. Woodson is the former Chairman, President and Chief Executive Officer of UIL Holdings Corporation and its subsidiary, The United Illuminating Company, each located in New Haven, Connecticut. He served as Chairman of the Board of Directors and Chief Executive Officer of UIL Holdings Corporation from 1999 through 2006 and Chairman of the Board of Directors and Chief Executive Officer of The United Illuminating Company from 2001 through 2006. Mr. Woodson began his service for The United Illuminating Company as its President on February 23, 1998.

          Joseph A. Zaccagnino is a director of Covidien, Ltd. In 2006, he retired as the President and Chief Executive Officer of Yale-New Haven Health System and its subsidiary, Yale-New Haven Hospital, located in New Haven, Connecticut.

Executive Officers who are not Directors

          The following table sets forth the names, ages as of December 31, 2007, and positions of the executive officers of NewAlliance Bancshares and/or NewAlliance Bank, other than Ms. Patterson.

Name	Age	Position

Brian S. Arsenault	60	Executive Vice President – Corporate Communications and Investor Relations of NewAlliance Bank and Secretary of NewAlliance Bancshares

Merrill B. Blanksteen	54	Executive Vice President, Chief Financial Officer and Treasurer of NewAlliance Bancshares and NewAlliance Bank

Gail E.D. Brathwaite	48	Executive Vice President and Chief Operating Officer of NewAlliance Bancshares and NewAlliance Bank

Donald T. Chaffee	59	Executive Vice President – Chief Credit Officer of NewAlliance Bank

Koon-Ping Chan	61	Executive Vice President – Chief Risk Officer of NewAlliance Bank

J. Edward Diamond	66	Executive Vice President – Wealth Management of NewAlliance Bank

Mark F. Doyle	47	Senior Vice President, Chief Accounting Officer of NewAlliance Bancshares and NewAlliance Bank

Paul A. McCraven	52	Senior Vice President – Community Development Banking of NewAlliance Bank

Diane L. Wishnafski	54	Executive Vice President – Consumer and Business Banking Services of NewAlliance Bank

          The principal occupation and business experience for at least the last five years for each of these executive officers is set forth below.

          Brian S. Arsenault, Executive Vice President – Corporate Communications and Investor Relations, joined NewAlliance in June 2004. Previously, Mr. Arsenault served in a similar capacity for Banknorth Group, Inc. and its predecessors. He also serves as Corporate Secretary for NewAlliance.

          Merrill B. Blanksteen, Executive Vice President, Chief Financial Officer and Treasurer, joined New Haven Savings Bank in 1993 as the Chief Financial Officer.

          Gail E. D. Brathwaite, Executive Vice President and Chief Operating Officer, joined New Haven Savings Bank in March 2002. Previously, Ms. Brathwaite was Senior Vice President, Director of Branch Administration, Compliance and Loss Control for the Consumer Financial Services Division of the Dime Savings Bank, New York, New York.

          Donald T. Chaffee, Executive Vice President – Chief Credit Officer, joined New Haven Savings Bank in September 2002. Previously and starting in 1993, Mr. Chaffee was employed by Dime Savings Bank, New York, New York. While at Dime Savings, he held the positions of Director of Residential Credit and Risk Management and Director of Consumer Credit and Originations.

          Koon-Ping Chan, Executive Vice President – Chief Risk Officer, joined New Haven Savings Bank as Senior Vice President – Chief Risk Officer in February 2003. From May 2002 until February 2003, he performed various consulting services for New Haven Savings Bank. From May 1997 to April 2002, Mr. Chan was employed by Dime Savings where his positions included Senior Vice President, Director of Financial Management, MIS and Channel Planning for Retail Banking, Private Banking, Insurance, Asset Management and Consumer Lending.

          J. Edward Diamond, Executive Vice President – Wealth Management, joined New Haven Savings Bank in February 2002. Previously, Mr. Diamond was employed as President of Dime Securities, Inc., a subsidiary of Dime Bancorp. He currently serves as a director of Vantis Life Insurance Co., Hartford, Connecticut.

           Mark F. Doyle, Senior Vice President and Chief Accounting Officer, joined New Haven Savings Bank in March 2003. Previously, Mr. Doyle was Senior Vice President and Controller with American Savings Bank, New Britain, Connecticut, a subsidiary of American Financial Holdings, Inc.

          Paul A. McCraven, Senior Vice President – Community Development Banking, joined New Haven Savings Bank as Vice President of Community Relations in 1997.

          Diane L. Wishnafski, Executive Vice President – Consumer and Business Banking Services, has served in various officer positions at New Haven Savings Bank since 1985. Previously, Ms. Wishnafski served in various capacities at Dime Savings Bank of Wallingford, First Bank and Connecticut Bank & Trust Company, all from locations in the greater New Haven area.

Indemnification and Limitations of Liability

          NewAlliance’s and NewAlliance Bank’s Certificates of Incorporation and Bylaws contain provisions which limit the liability of and indemnify each of their directors, officers, employees and agents. NewAlliance has also entered into indemnification agreements with its directors and certain officers. The provisions of these documents generally provide that each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, because he or she is or was a director or officer, or is or was serving at NewAlliance’s request as a director, officer, employee or agent of another corporation or business entity, shall be indemnified and held harmless by NewAlliance to the fullest extent authorized by the Delaware General Corporation Law against all expense, liability and loss reasonably incurred. Under certain circumstances, the right to indemnification shall include the right to be paid by NewAlliance the expenses incurred in defending any such proceeding in advance of its final disposition. In addition, a director of NewAlliance shall not be personally liable to NewAlliance or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability for any breach of the duty of loyalty, for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of the law, under Section 174 of the Delaware General Corporation Law, or for any transaction from which the director derived an improper personal benefit. Similar provisions to those described above are contained in the Certificate of Incorporation and Bylaws of NewAlliance Bank, and in individual Indemnification Agreements to which directors and certain executive officers are parties.

          BENEFICIAL OWNERSHIP OF COMMON STOCK BY MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

          The table below shows the number of shares of NewAlliance common stock beneficially owned as of February 26, 2008 by more than 5% shareholders, each director and each Named Executive Officer listed in the Summary Compensation Table, as well as the number of shares beneficially owned by all directors and executive officers as a group. The address for each independent director and each Named Executive Officer is c/o NewAlliance Bancshares, Inc., 195 Church Street, New Haven, Connecticut 06510.

          To compute the percentage ownership of any shareholder in the following table, the total number of shares deemed outstanding includes 108,741,712 shares outstanding on February 26, 2008 (which excludes shares held by NewAlliance as treasury shares), plus any shares that a shareholder could acquire upon exercise of any options that are exercisable within the 60-day period after February 26, 2008.

	Amount and
	Nature of Beneficial		Percent of
Name and Title	Ownership (1)		Class

5% Shareholder:

Dimensional Fund Advisors LP	6,467,658	(2)	5.95%
1299 Ocean Avenue
Santa Monica, CA 90401

NewAlliance Bancshares, Inc.	7,430,475	(3)	6.83%
Employee Stock Ownership Plan
195 Church Street
New Haven, CT 06510
(First Bankers Trust Services,
Quincy, IL, Trustee)

OppenheimerFunds, Inc.	6,531,362	(4)	6.01%
Two World Financial Center
225 Liberty Street
New York, NY 10281-1008

Third Avenue Management LLC	9,860,435	(5)	9.07%
622 Third Avenue, 32nd Floor
New York, NY 10017

Non-Officer Directors:

Douglas K. Anderson	32,601	(6)	*
Roxanne J. Coady	266,800	(7)	*
John F. Croweak	274,638	(7) (8) (9)	*
Sheila B. Flanagan	283,846	(7) (9)	*
Richard J. Grossi	266,974	(7) (10)	*
Carlton L. Highsmith	6,187	(11)	*
Robert J. Lyons, Jr.	262,050	(7) (12)	*
Eric A. Marziali	311,534	(7) (9) (13)	*
Julia M. McNamara	276,800	(7) (14)	*
Gerald B. Rosenberg	267,891	(7) (9) (15)	*
Joseph H. Rossi	592,825	(7)	*
Nathaniel D. Woodson	308,900	(7) (16)	*
Joseph A. Zaccagnino	277,858	(7) (9)	*

Named Executive Officers:

Peyton R. Patterson	2,116,631	(17) (18) (19)	1.9%
Merrill B. Blanksteen	992,702	(17) (18) (19) (20)	*
Gail E. D. Brathwaite	902,508	(9) (17) (18) (19)	*
Donald T. Chaffee	378,277	(17) (18) (19) (21)	*
Diane L. Wishnafski	438,546	(9)(17) (18) (19) (22)	*

All Directors and Executive Officers
as a Group (23 persons)	9,368,220	(23)	8.6%

*	Less than 1% of common stock outstanding.

(1)	The persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned by them, except as noted below.

(2)	According to Schedule 13G filed by Dimensional Fund Advisors, LP (“DFA”) on February 6, 2008, DFA furnishes investment advice to four investment companies, and serves as investment manager to other commingled group trusts and separate accounts. DFA disclaims beneficial ownership of the shares which are owned by these funds.

(3)	Represents the total number of shares of common stock beneficially owned by the ESOP. Of these shares, 6,541,085 shares are unallocated. The ESOP provides that the Trustee shall vote unallocated shares held by it in proportion to instructions received from ESOP participants as to the voting of allocated shares.

(4)	According to the Schedule 13G filed by OppenheimerFunds, Inc. (“OFI”) with the Securities and Exchange Commission on February 5, 2008, OFI has shared voting power with Oppenheimer Small- & Mid-Cap Value Fund. OFI disclaims beneficial ownership of 531,362 of the shares reported as beneficially owned.

(5)

According to the Schedule 13G filed by Third Avenue Management LLC (“TAM”) with the Securities and Exchange Commission on February 14, 2008, TAM has the sole power to vote or direct the vote of 9,642,554 shares of Company common stock and the sole power to dispose or direct the disposition of 9,860,435 shares of Company common stock. TAM Acts as an investment advisor for the offshore funds and investment companies listed below, which have the right to receive dividends from, and the proceeds from the sale of, the shares of Company common stock held by TAM as indicated:

Fund Name	Shares

AEGON/ TransAmerica Series-Third Avenue Value Portfolio	335,115
Met Investors Series Trust-Third Avenue Small Cap Portfolio	2,936,933
OFI Select-Third Avenue US Equity Fund (SICAV)	142,350
Third Avenue Small Cap Value Fund	1,259,961
Third Avenue Value Portfolio of the Third Avenue Variable Series Trust	815,900
Touchstone Variable Series Trust-Touchstone Third Avenue Value Fund	145,460
TA IDEX Third Avenue Value Fund	487,535

In addition, various separately managed accounts for whom TAM acts as investment advisor have the right to receive dividends from, and the proceeds from the sale of, 3,737,181 shares of Company common stock.

(6)

Includes: (i) 1,539 shares of restricted common stock; and (ii) 4,361 shares of common stock issuable upon exercise of outstanding stock options exercisable within the 60-day period after February 26, 2008.

(7)

Includes: (i) 47,080 shares of restricted common stock; and (ii) 171,200 shares of common stock issuable upon exercise of outstanding stock options exercisable within the 60-day period after February 26, 2008.

(8)	Includes 1,000 shares of common stock owned jointly by Mr. Croweak and his spouse.

(9)

Includes shares of common stock held in dividend reinvestment plans, as follows: Mr. Croweak:1,730 shares; Ms. Flanagan: 2,046 shares; Mr. Marziali: 2,084 shares; Mr. Rosenberg: 698 shares; Mr. Zaccagnino: 1,058 shares; Ms. Brathwaite: 190 shares; and Ms. Wishnafski: 416 shares.

(10)	Includes 10,174 shares of common stock owned jointly by Mr. Grossi and his spouse.

(11)

Includes: (i) 1,498 shares of restricted common stock; and (ii) 4,070 shares of common stock issuable upon exercise of outstanding stock options exercisable within the 60-day period after February 26, 2008.

(12)	Includes 11,000 shares of common stock owned jointly by Mr. Lyons and his spouse.

(13)	Includes 91,170 shares of common stock owned jointly by Mr. Marziali and his spouse.

(14)	Includes 58,520 shares of common stock owned jointly by Ms. McNamara and her spouse.

(15)	Includes an aggregate of 3,367 shares of common stock held in trusts for Mr. Rosenberg’s two children and one grandchild.

(16)	Includes 77,780 shares of common stock held by Mr. Woodson as co-trustee and beneficiary of a personal trust.

(17)	Includes shares of restricted common stock as follows: Ms. Patterson: 411,950 shares; Mr.Blanksteen: 226,050 shares; Ms. Brathwaite: 198,550 shares; Mr. Chaffee: 85,250 shares; and Ms. Wishnafski: 95,767 shares.

(18)

Includes shares of common stock issuable upon exercise of outstanding stock options exercisable within the 60-day period after February 26, 2008 as follows: Ms. Patterson: 1,512,240 shares; Mr. Blanksteen: 616,800 shares; Ms. Brathwaite: 576,000 shares; Mr. Chaffee: 220,000 shares and Ms. Wishnafski: 273,667 shares.

(19)

Includes shares of common stock held in: (i) standard 401(k) retirement savings plan, as follows: Mr. Blanksteen: 17,364 shares; and Ms. Wishnafski: 9,917 shares; and (ii) standard Employee Stock Ownership Plan, as follows: Ms. Patterson: 4,927 shares; Mr. Blanksteen: 5,258 shares; Ms. Brathwaite: 5,263 shares; Mr. Chaffee: 5,149 shares; and Ms. Wishnafski: 5,019 shares.

(20)	Includes 83,525 shares of common stock owned jointly by Mr. Blanksteen and his spouse, and 2,500 shares owned solely by his spouse.

(21)	Includes 47,878 shares of common stock owned jointly by Mr. Chaffee and his spouse.

(22)	Includes 53,760 shares of common stock owned jointly by Ms. Wishnafski and her spouse.

(23)	Includes 9,368,220 shares of common stock issuable upon exercise of outstanding stock options exercisable within the 60-day period after February 26, 2008.

Section 16(a) Beneficial Ownership Reporting Compliance

          NewAlliance executive officers and directors and persons who own beneficially more than ten percent of NewAlliance equity securities are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in their ownership of NewAlliance securities with the Securities and Exchange Commission. They also must furnish copies of these reports to NewAlliance. Based solely on a review of the copies of reports furnished to NewAlliance and written representations that no other reports were required, in 2007 NewAlliance executive officers and directors complied with all applicable Section 16(a) filing requirements, except that a late filing on Form 4 was made in 2007 for Mr. Rosenberg.

COMPENSATION DISCUSSION AND ANALYSIS

          The Compensation Committee of the Board of Directors determines salaries, incentives and certain other compensation awarded to, earned by or paid to named executive officers, as well as all other executive officers (other than payments or benefits that are generally available to all other employees of NewAlliance). For these purposes, “executive officers” are the CEO, CFO, COO, all five EVPs, and the SVP-Community Development Banking. The Compensation Committee recommends to the full Board of Directors with respect to retirement and other broad-based compensation programs. Among other things, the Compensation Committee’s Charter requires that the Committee review and approve all disclosures related to executive compensation contained in this proxy statement, including this Compensation Discussion and Analysis.

          The Compensation Committee consists of four non-employee directors. The members of the Compensation Committee are John F. Croweak (Chairman), Eric A. Marziali, Nathaniel D. Woodson and Joseph A. Zaccagnino. All of the Committee members are “independent” as defined by New York Stock Exchange rules.

Objectives of Compensation Programs

          NewAlliance seeks to attract and retain talented and committed employees, including its executive team. The Compensation Committee’s Charter authorizes the Committee to develop and maintain compensation programs that are designed to:

•	Reward high performance, and promote accountability and adherence to NewAlliance values and Code of Conduct;
•	Align employee interests with those of the shareholders; and
•	Attract, develop and retain talented leadership to serve the Company’s long-term best interests.

Identification of and Reward Objectives for Each Compensation Program

          Compensation paid to NewAlliance’s executive officers in 2007 consisted of the following components:

•	Base Salary;
•	Short-term cash bonuses paid pursuant to the Executive Short-Term Incentive Plan;
•	Long-term equity awards paid pursuant to the Company’s shareholder-approved 2005 Long-Term Compensation Plan; and
•	Other benefits, principally participation in employee retirement, medical, life insurance, employee stock ownership, and supplemental executive plans.

          Each of these components has a separate purpose and may have a different relative value to the total. However, for executives, a significant portion of the total compensation package is equity-based and dependent on future stock price appreciation.

          Base salaries.      NewAlliance targets executive officer salaries approximately at the median of salaries paid for comparable positions at financial institutions in its compensation peer group. Exceptions are made generally to reflect differing responsibilities when comparing NewAlliance executives with comparable positions among the peer group institutions.

          Short-term cash bonuses.       NewAlliance sets performance targets annually that are designed to reward executives at the 50th percentile among its peer group for “meets expectation” performance. The performance targets are tied to NewAlliance corporate objectives and an executive’s short-term incentive compensation may be higher or lower than the average or median short-term incentive compensation for similar positions at peer group institutions depending on whether NewAlliance meets, exceeds or fails to achieve the performance objectives. In establishing annual performance goals, the Committee has considered data demonstrating that recently converted banks such as NewAlliance and “mature” banks that have operated as public institutions for extended periods of time necessarily evidence different performance characteristics, particularly with regard to returns on assets and equity.

          Long-term equity awards.       NewAlliance’s practices regarding awarding equity awards to executives are typical at institutions recently converted from mutual to stock ownership. These practices are designed to align the financial interests of the executives with shareholders and to provide a significant financial opportunity for them. NewAlliance received approval of the 2005 Long-Term Compensation Plan from its shareholders in 2005. Consistent with customary practice at converted institutions, the executives received large initial grants of stock options and shares of restricted stock in 2005 that vest over time through 2009 and 2012, respectively. With limited exceptions based on an executive’s increased level of responsibility, NewAlliance executives have not been awarded equity grants since 2005. Although the relative percentages of shares granted to the executives is consistent with industry practice, the magnitude of NewAlliance’s conversion, and the leverage from the increased capital since deployed and that may be deployed in the future, influenced the size of the 2005 stock awards relative to many other converted institutions.

          Other benefits.       NewAlliance seeks to provide all of its employees, including executives with access to benefit programs that are competitive with those offered by competing financial institutions in the geographic areas from which NewAlliance operates. Included in these benefits are supplemental executive plans that are designed to provide participating executives with the full amount of benefits they would have received under the retirement plan but for maximum limitations imposed by the Internal Revenue Code on broad-based, qualified plans. Executives also are entitled to perquisites that the Committee believes to be customary for persons in their positions.

Reasons for Choosing to Pay Each Compensation Element

          The Compensation Committee believes that it is necessary to offer executives the components described above and elsewhere in this proxy statement in order to attract and retain talented executives committed to creating long-term shareholder value.

          The Compensation Committee has retained Mercer (US) Inc. (“Mercer”) to provide information, analyses, and advice regarding executive and director compensation, as described below. The Mercer consultant who performs these services reports directly to the Committee Chairman. The Company also retains Mercer and its related entities to perform other services. In 2007, Compensation Committee-related charges from Mercer totaled $72,665 and other services paid to Mercer for services rendered to NewAlliance totaled $39,355.

          The Committee has established procedures that it considers adequate to ensure that Mercer’s advice to the Committee remains objective and is not influenced by the Company’s management. These procedures include: a direct reporting relationship of the Mercer consultant to the Committee; a provision in the Committee’s engagement letter with Mercer specifying the information, data, and recommendations that can and cannot be shared with management; an annual update to the Committee on Mercer’s financial relationship with the Company, including a summary of the work performed for the Company during the preceding 12 months; and written assurances from Mercer that, within the Mercer organization, the Mercer consultant who performs services for the Company has a reporting relationship and compensation determined separately from Mercer’s other lines of business and from its other work for the Company.

          At the Committee’s direction, Mercer provides the following services for the Committee:

•	Evaluates the competitive positioning of the Company’s named executive officers’ base salaries, annual incentive and long-term incentive compensation relative to its primary peers and the broader industry;
•	Advises the Committee on Chief Executive Officer and other executive officer target award levels within the annual incentive program and, as needed, on actual compensation actions;
•	Assesses the alignment of the Company compensation levels relative to performance of the Company against its primary peers and relative to the Company’s articulated compensation philosophy;
•	Provides ongoing advice as needed on the design of the Company’s annual and long-term incentive plans;
•	Briefs the Committee on executive compensation trends among the Company’s peers and broader industry;
•	Advises the Committee as requested on the performance measures and performance targets for the annual program; and
•	Assists with the preparation of the Compensation Discussion and Analysis for this proxy statement.

          In the course of conducting its activities, Mercer periodically attended meetings of the Committee and presented its findings and recommendations for discussion.

          All of the decisions with respect to determining the amount or form of executive and director compensation under the Company’s executive and director compensation programs are made by the Committee alone and may reflect factors and considerations other than the information and advice provided by Mercer.

          The Committee, with Mercer’s assistance, has constructed a public peer group of 14 institutions. These institutions are all banking institutions with asset sizes generally within the range of ½ to 2 times NewAlliance’s asset size, and are headquartered primarily in metropolitan markets in the northeast United States. Webster Financial falls outside the upper limit of that range, but is included in the peer group primarily because of its similar geographic market. The peer group was amended in 2007 to exclude four institutions that, because of NewAlliance’s growth, no longer satisfied the lower end of the group’s size range, and to add five institutions that fit the peer criteria. The peer group consists of banks with assets ranging from $5.5 billion to $17.1 billion at December 31, 2006. The companies in the peer group are:

Webster Financial Corporation	Northwest Bancorp, Inc.
Fulton Financial Corporation	Chittenden Corporation
Valley National Bancorp	FNB Corporation
People’s United Financial, Inc.	First Commonwealth Financial Corp
Wilmington Trust Company	Provident Financial Services, Inc.
Susquehanna Bancshares, Inc.	National Penn Bancshares, Inc.
First Niagara Financial Group, Inc.	Investors Bancorp, Inc.

          The Committee considers information developed by Mercer from the public peer group, published survey data and other relevant information in making its compensation determinations for executives. The Compensation Committee believes that the compensation program it has developed is consistent both with those developed at its peer institutions and with NewAlliance’s compensation program objectives.

Determinations of Amounts of Compensation Paid to Executives

          The Compensation Committee determines and approves the compensation paid to executive officers as described in the following paragraphs for each compensation component. The Committee reviews relevant information provided by Mercer. The Committee also takes into account the Chief Executive Officer’s annual evaluation of the executives’ performances and her compensation recommendations. The Committee reviews its considerations with the full Board of Directors and may solicit the Board’s views, but determinations with respect to base salary, short and long-term incentives and plans and benefits limited to the executive group are determined by the Committee. The Chief Executive Officer, Chief Financial Officer and Chief Operating Officer attend Compensation Committee meetings, other than executive sessions. The Chief Executive Officer makes recommendations to the Compensation Committee regarding executive compensation other than her own.

Descriptions of Each Element of Compensation

Base Salary

          In 2007, each executive officer received an annual base salary determined by the Committee consistent with the terms of each executive officer’s employment agreement. Annual base salaries initially are calculated to approximate the 50th percentile of base salaries, by position, from the peer group. The actual annual base salary for each executive was determined based on consideration of that individual’s unique performance, background, experiences, personal skills, abilities and responsibilities. Annual base salaries are reviewed by the Compensation Committee in the first quarter of each year. Annual base salaries were increased in 2007 in line with those in the peer group. The Committee also considered the progress made by the Company in prudently managing capital from the Company’s conversion in 2004, including the successful completion and integration of two acquisitions in 2006 and early 2007 that resulted in greater responsibilities for the executives.

Executive Short-Term Incentive Plan

          The 2007 Executive Short-Term Incentive payments were determined based on the Executive Short-Term Incentive Plan that has been in place for the Company since prior to its conversion in 2004 (the “Old Plan”). The Company proposes that its shareholders approve a new, but substantially similar Executive Incentive Program as described in this proxy statement under “Approval of NewAlliance Bank Executive Incentive Plan” (Proposal 2) below starting on page 60. The following description is of the Old Plan.

          The Committee defines financial and non-financial measures for assessing corporate performance and determining awards on an annual basis, consistent with NewAlliance’s business plan for the year. The Committee then sets corporate performance “Threshold”, “Target”, and “Superior” goal targets, with incentive payments at the 50th percentile of the peer group for “meets expectations” or target performance. The same surveys and peer group data that are used to establish annual base salaries are used when determining appropriate award levels.

          Corporate Performance Targets. The Committee determines corporate performance targets in the first quarter of each year. Awards under this plan for executive officers in 2007 were established with a target level at 75% of base salary for the Chief Executive Officer, with a maximum award for superior performance at 150% of base salary. Lower percentages were established for the other executive officers. The corporate performance measure used in 2007 was based on earnings per share: Superior at $.48; Target at $.45; and Threshold at $.41. In addition, the Committee established a modifier of plus or minus 10% based on a year end loan delinquency ratio of .98% or less. The performance of the Chief Executive Officer, Chief Financial Officer and Chief Operating Officer was measured solely based on corporate performance while the performance of the two other named executive officers was measured on different percentages of corporate performance and “team” performance, as described in more detail on page 29.

          The achievement of corporate plan goals for the year are determined by the Compensation Committee with reference to the audited financial statements, and the Committee’s determinations are referred to the Audit Committee for consistency with the audited financial statements. No incentive payment is due if performance is below threshold, however the Committee may adjust performance goals as it deems equitable for any plan year in recognition of unusual or non-recurring events affecting NewAlliance, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine. The Committee also has the power to exercise negative discretion in making such adjustments. For example, in 2007, the Committee determined that the cost of the Company’s securities portfolio restructuring should be excluded from the calculation of earnings per share.

          In choosing to exercise its discretion in 2007, the Compensation Committee noted that management should be rewarded for having exercised good discipline in avoiding the types of loans and business activities that caused many other banks to experience huge write offs in 2007; for the effective discipline and monitoring that continued to preserve credit quality, as evidenced by year-end non-performing assets at .63%; for effective expense controls in the face of a difficult revenue year; for addressing severe net interest margin compression in the Company’s very competitive market areas through such devices as the securities restructuring initiative and a disciplined approach to deposit pricing; and for the particularly effective timing of the securities restructuring program in the summer of 2007. In sum, the Committee believes that management correctly slowed down the Company’s transition to a more commercial bank-like balance sheet in 2007 when they identified market conditions that would have made such transition extremely risky.

          The 2007 Executive Short-Term Incentive payments to Ms. Patterson, Mr. Blanksteen and Ms. Brathwaite were based exclusively on the Corporate Performance Targets.

          Team Performance Targets. Management determines team performance targets in the first quarter of each year based on strategic goals for different business divisions, and reviews those targets with the Committee.

          The performance of Ms. Wishnafski and Mr. Chaffee was also measured against their specific “team” performance targets. Team performance targets are comprised of three general categories: (1) direct financial goals; (2) support goals; and (3) non-financial goals. Due to differences in roles and responsibilities among executives, team goals vary from executive to executive. The performance of these two executives in 2007 was measured based on 40/50% corporate and 60/50% team performance for Ms. Wishnafski and Mr. Chaffee, respectively.

          The Company’s team performance goals have been established to challenge certain executives by setting goals that are consistent with the Company’s financial/operating goals. The Company believes that these executives must continue to improve the financial and operating performance of the businesses they manage in order to achieve the targets, and that it will be difficult for them to reach the target levels.

          Diane L. Wishnafski. The primary “team” performance goals for Ms. Wishnafski considered by the Compensation Committee were as follows:

(1)

Direct financial goals were comprised of nine financial performance goals (e.g., loans originated for sale). Ms. Wishnafski’s direct financial goals relate to various operating measures in the retail and business banking division. Each of the nine goals has a threshold goal of 50%, a target goal of 100% and a superior goal of 150%. Each goal carries a specific weight (e.g., loans originated for sale carries a weight of 5% in calculating team performance). Direct financial goals have a weight of 85% in calculating team performance.

(2)

Support goal category is comprised of wealth management gross revenue goals also with 50%, 100% and 150% threshold, target and superior components. The support goal category has a weight of 5% in calculating team performance target determination.

(3)	Non-financial goals are comprised of six non-financial goals (each goal with three sub-goals). Each of the six goals has a threshold goal of 50%, a target goal of 100% and a superior goal of 150%. The non-financial goals category has a weight of 10% in calculating team performance. The non-financial goals set for Ms. Wishnafski relate to her efforts in achieving certain operational and growth goals and milestones, including her efforts in effective management of the development of programs to enhance revenue and customer satisfaction.

          Donald T. Chaffee. The primary “team” performance goals for Mr. Chaffee considered by the Compensation Committee were as follows:

(1)

Direct financial goals were comprised of three financial performance goals (e.g., net charge-offs). Mr. Chaffee’s direct financial goals relate to various loan and deposit measures in the credit division. Each of the three goals has a threshold of 50%, a target goal of 100% and a superior goal of 150%. Each goal carries a specific weight (e.g., net charge-offs/average loans carries a weight of 20% in calculating team performance). Direct financial goals have a weight of 60% in calculating team performance.

(2)

Support goal category is comprised of three support goals (e.g., average total bank deposit balances). Mr. Chaffee’s support goals relate to various loan and deposit measures in the credit division. Each of the three goals has a threshold goal of 50%, a target goal of 100% and a superior goal of 150%. Each goal carries a specific weight (e.g., average total bank deposit balances carries a weight of 5% in calculating team performance). Support goals have a weight of 25% in calculating team performance.

(3)

Non-financial goals are comprised of three non-financial goals. Each of the three goals has a threshold goal of 50%, a target goal of 100% and a superior goal of 150%. The non-financial goals category has a weight of 15% in calculating team performance. The non-financial goals set for Mr. Chaffee relate to his efforts in achieving certain operational and growth goals and milestones, including his efforts in effective integration of the Bank’s credit functions.

The specific “threshold,” “target” and “superior” metrics related to the team goals noted above are omitted from this discussion because disclosure of such metrics would result in competitive harm to NewAlliance because these metrics reflect the Company’s specific business strategies, financial objectives and marketing plans.

          The bonus award targets and actual amounts earned for the named executive officers for fiscal year 2007 were as follows:

Named Executive Officer	Bonus Target (as % of Base Salary)	Actual Bonus Earned ($)
Peyton R. Patterson	75%	214,500
Merrill B. Blanksteen	55%	81,400
Gail E. D. Brathwaite	55%	77,220
Diane L. Wishnafski	50%	22,400
Donald T. Chaffee	45%	54,093

2005 Long-Term Compensation Plan

          NewAlliance provides stock-based, long-term incentive compensation to its executives in the form of options to purchase common stock and restricted stock awards. The equity ownership program is designed to (i) highlight and reinforce the mutual long-term interests between employees and the shareholders and (ii) attract and retain executive officers and key employees. The motivation and retention of executive officers is essential to the Company’s continued growth. All awards to date are vested over various prescribed time periods.

          NewAlliance granted equity awards to all the Company’s executive officers in 2005. Awards of additional stock options and restricted stock were made in 2006 to executive officers Diane L. Wishnafski, Brian S. Arsenault and Koon-Ping Chan based on their assumption of additional duties and promotions in 2006. No awards were made in 2007 to any executive officer. Stock option exercise prices equal the fair market value per share of common stock on the date of the grant. The vesting schedule for the original stock option grant is 40% on December 31, 2005 and 20% on December 31 in the years 2006-2008. The vesting schedule for the original restricted stock awards is 15% on January 1 of years 2006-2011, with the remaining 10% vesting on January 1, 2012. If executives leave NewAlliance before their options become exercisable, the unexercisable portions are forfeited. While the Committee believes that these longer vesting periods are in the shareholders’ best interest, longer vesting periods generally result in increased numbers of outstanding options and shares of restricted stock compared to companies with shorter vesting schedules. The stock options and restricted stock granted to Ms. Wishnafski and Messrs. Arsenault and Chan in 2006 vest ratably over three year periods with the first vesting date one year after the date of grant.

          In general, the stock options and shares of restricted stock granted to each executive officer reflect the significance of that executive officer’s current and anticipated contributions to NewAlliance, and are consistent with the equity award practices at peer converted financial institutions. NewAlliance is substantially larger than most of these peer converted institutions. The value that may be realized upon exercise of options depends upon the exercise price of the option and the price of Company common stock at the time of exercise. The value of restricted stock awards depends on the price of Company common stock. The retention value of all equity awards is maximized through a stock retention policy, applicable to executive officers and directors. This policy requires executive officers to retain NewAlliance stock equal to a multiple of her or his base salary in April 2005 (for the Chief Executive Officer, 4x; Chief Financial

Officer and Chief Operating Officer, 3x; and other EVP’s, 2x) divided by NAL’s $13.17 stock price on April 27, 2005. The executives must achieve this goal over a 5 year period. All executives are in compliance with this policy.

Other Benefits

          In addition to the compensation paid to executive officers as described above, executive officers receive, on the same terms as other employees, certain benefits pursuant to the Company’s 401(k) Plan, Employee Stock Ownership Plan and Pension Plan. In addition, executive officers receive certain benefits under NewAlliance Bank’s nonqualified supplemental retirement plans that are otherwise limited by Internal Revenue Code caps on qualified plans. The Compensation Committee believes these nonqualified supplemental retirement benefits are both appropriate and common for executives and this conclusion is supported by the peer group and public survey information available to the Committee.

Chief Executive Officer Compensation

          The Compensation Committee determines the Chief Executive Officer’s compensation. Ms. Patterson’s base salary was adjusted in March 2007 effective April 2, 2007 pursuant to the Committee’s normal annual review. The Committee’s adjustment for 2007 reflected a high level of satisfaction with the Chief Executive Officer’s performance in 2006 and the Committee noted her continued growth as a leader of the Company. The Committee also considered the challenges of managing and integrating operations of an acquisitive organization and the successful acquisitions completed in 2006 and early 2007. The Committee determined a $45,000 increase from her prior base salary of $670,000 to $715,000. The increase represented a 6.72% increase and a level of 103.8% of the peer group median. This percentage increase was the highest percentage among the 2007 salary adjustments for executive officers other than for the Chief Financial Officer and Chief Operating Officer, each of whom had larger percentage increases due to the determination that their base salaries were below peer medians.

          Ms. Patterson’s annual bonus, determined under the Executive Short-Term Incentive Plan, was $214,500 for 2007, which was 40% of target bonus. In accordance with Plan provisions, the bonus was paid in cash. Ms. Patterson was granted non-qualified stock options to purchase an aggregate of 1,890,300 shares of NewAlliance common stock at an exercise price of $14.39 per share in 2005. Those options vested with respect to 40% of the original grant on the December 30, 2005 and 20% on December 31, 2006 and on December 31, 2007, and the remainder of the options will vest with respect to 20% of the original grant on the last business day of 2008. Ms. Patterson also received a restricted stock award in 2005 consisting of 749,000 shares of common stock. The restrictions on that award lapsed with respect to 15% of the shares on January 1, 2006-2008. The restrictions on the remainder of this award will lapse with respect to 15% of the shares on January 1 of each of the years 2009-2011 and with respect to the remaining 10% of the shares on January 1, 2012.

          For 2007, the Compensation Committee intended that the cash compensation for Ms. Patterson (i) approximate the median base salary for Chief Executive Officer’s of comparable financial institutions, and (ii) target the 50th percentile for cash bonus purposes based on the results achieved against measurements described above for the Executive Short-Term Incentive Plan. Future long-term compensation is expected to be in the form of stock price appreciation, which will have a direct effect on the value of her stock options and restricted stock awards.

Additional Executive Officer Compensation Considerations

          Salary Adjustments. The Compensation Committee generally adjusts executives’ salaries as of April 1 each year. Other than pursuant to this annual review, the Committee generally does not adjust salaries for executive officers during the year, unless it does so to recognize a change in job responsibility. The Compensation Committee made no such adjustments in salary to any of the named executive officers in 2007.

          Internal Equity Analysis. The Committee believes that the differential between the Chief Executive Officer’s compensation and the other named executive officers is appropriate after its review of peer data, and consideration of NewAlliance’s particular management organizational structure and her levels of management responsibility and accountability, her performance and experience, as well as her visible role as leader of and spokesperson for the Company. The differential compensation levels between the Chief Financial Officer and Chief Operating Officer and the other executives are consistent with peer group data reviewed by the Committee and again reflect NewAlliance’s particular management organizational structure.

          Employment Agreements. NewAlliance has entered into Employment Agreements with change of control provisions with all of its executive officers. The contracts contain different dollar levels of change of control protection based on his or her position and the Committee’s determination of the respective executive’s importance to the Company, with Ms. Patterson entitled to the highest level. All of the contracts providing change of control protection contain “double trigger” provisions. This means that the executive is entitled to change of control compensation only if there is both a change of control and she or he has her or his employment terminated or terminates herself or himself with “good reason”. These provisions are described in this proxy statement at page 39.

          The form of employment agreements was drafted and negotiated with the executives, and approved by the full Board of Directors, at the time of the Company’s conversion in 2004. The Company engaged special counsel to advise on the agreements which contain terms and conditions that are customary in the banking industry. The Committee continues to believe that such “double trigger” change of control agreements that provide for accelerated vesting of benefits and stock awards, and for severance payments involving multiples of compensation components are appropriate to align the executives’ financial interests with shareholder interests; and to ensure management objectivity should NewAlliance consider strategic opportunities that may not involve continuing employment for one or more of the executives. These agreements were amended in 2007 to reflect changes in the law and regulations related to deferred compensation pursuant to Section 409A of the Internal Revenue Code.

          Tax and Accounting Considerations. The Compensation Committee considers the effects of tax and accounting treatments when it determines executive compensation. For example, in 1993, the Internal Revenue Code was amended to disallow publicly traded companies from receiving a tax deduction on compensation paid to executive officers in excess of $1 million (section 162(m) of the Code), unless, among other things, the compensation meets the requirements for performance-based compensation. In structuring NewAlliance’s compensation programs and in determining executive compensation, the Committee takes into consideration the deductibility limit for compensation. The Committee reserves the right, however, in the exercise of its business judgment, to establish appropriate compensation levels for executive officers that may exceed the limits on tax deductibility established under Section 162(m) of the Code. The Committee is currently reviewing the implications of an Internal Revenue Service Revenue Ruling issued February 21, 2008, number 2008-13 on payments to be made pursuant to the Executive Incentive Plan proposed in Item 2. The Revenue Ruling provides that the acceleration of performance based compensation in certain situations may render such compensation ineligible for treatment as performance-based compensation for purposes of Section 162m. The Revenue Ruling also provides that the IRS’s position will not apply to acceleration provisions in employment agreements, like the Company’s that were entered into prior to February 21, 2008, for performance years on or before January 1, 2009.

          The employment contracts for the Chief Executive Officer, Chief Financial Officer and Chief Operating Officer contain change of control “tax gross up” provisions such that if the change of control payment to any of the three officers exceeds the limit on such payments pursuant to Internal Revenue Code Section 280G and thereby imposes an excise tax on the officer, the Company, or its successor, will pay such officer additional amounts to compensate for the excise tax. The contracts for the other executives do not have this feature, and provide that the change of control payments may not, in any event be in an amount that would cause the 280G limit to be reached or exceeded. The Compensation Committee takes into consideration the accounting effects of SFAS 123R in determining vesting periods for stock options and restricted stock awards under the 2005 Long-Term Compensation Plan.

COMPENSATION OF
EXECUTIVE OFFICERS AND DIRECTORS

Annual Compensation

          The following “Summary Compensation Table” sets forth certain information with respect to the compensation of NewAlliance’s principal executive officer, principal financial officer and three other most highly compensated executive officers during 2007. Each individual listed in the table below may be referred to as a Named Executive Officer or NEO. The stock compensation is intended to provide a substantial percentage of total compensation to the NEOs, and the actual percentage will depend on the performance of NewAlliance’s stock price over time. The material terms of each officer’s employment agreement are disclosed beginning on page 39. No options or other equity-based awards were repriced or modified during 2007 for the Named Executive Officers.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Peyton R. Patterson Chairman, President and Chief Executive Officer	2007 2006	703,750 660,592	0 0	1,616,717 1,616,717	986,737 986,737	214,500 349,087	241,157 224,135	173,852 194,571	3,936,713 4,031,839

Merrill B. Blanksteen Executive Vice President - Chief Financial Officer	2007 2006	361,250 330,042	0 0	887,144 887,144	402,462 402,462	81,400 127,998	187,467 107,448	78,759 92,619	1,998,482 1,947,713

Gail E. D. Brathwaite Executive Vice President - Chief Operating Officer	2007 2006	339,500 301,199	0 0	779,219 779,219	375,840 375,840	77,220 116,536	88,614 74,530	66,373 76,907	1,726,766 1,724,231

Diane L. Wishnafski Executive Vice President - Consumer & Business Banking	2007 2006	276,750 259,762	0 66,750	379,365 375,313	181,563 179,522	22,400 81,572	89,103 71,759	59,539 60,512	1,008,720 1,095,190

Donald T. Chaffee Executive Vice President - Chief Credit Officer	2007 2006	261,250 247,531	0 0	334,568 334,568	143,550 143,550	54,093 81,292	119,325 107,972	50,525 62,116	963,311 977,029

(1)

In addition to salary, the amounts disclosed in this column include amounts deferred under the NewAlliance Bank 401(k) Plan. NewAlliance periodically reviews, and may increase, base salaries in accordance with the terms of employment agreements with each of the Named Executive Officers. Annual base salaries as of the date of this proxy statement are as follows: Ms. Patterson: $715,000; Mr. Blanksteen: $370,000; Ms. Brathwaite: $351,000; Ms. Wishnafski: $280,000; and Mr. Chaffee: $265,000.

(2)	Ms. Wishnafski received a one-time, special formulaic bonus in 2006 reflecting her increased responsibilities.

(3)

These amounts represent the expense recognized for accounting purposes in 2006 and 2007 of restricted stock awards made in 2005 to all of the NEOs and, in Ms. Wishnafski’s case, 2006 pursuant to NewAlliance’s Long-Term Incentive Plan as determined in accordance with FAS 123R. Assumptions made in valuing these awards are disclosed in footnote 12, “Stock Based Compensation” to NewAlliance’s Consolidated Financial Statements for the year ended December 31, 2007, as contained in NewAlliance’s Annual Report on Form 10-K sent to shareholders, and are incorporated herein by reference.

(4)

These amounts represent the expense recognized for accounting purposes in 2006 and 2007 of stock option awards made in 2005 to all of the NEO’s and, in Ms. Wishnafski’s case, also in 2006 pursuant to NewAlliance’s Long-Term Compensation Plan as determined in accordance with FAS 123R. Assumptions made in valuing these awards are disclosed in footnote 12, “Stock Based Compensation” to NewAlliance’s Consolidated Financial Statements for the year ended December 31, 2007, as contained in NewAlliance’s Annual Report on Form 10-K sent to shareholders and are incorporated herein by reference.

(5)	These amounts represent cash bonus incentives earned for performance in 2006 and 2007 pursuant to the Executive Short-Term Incentive Plan.

(6)

These amounts represent the aggregate change in the actuarial present value of the NEOs’ accumulated benefits under all defined benefit and actuarial pension plans (including supplemental plans) from the prior fiscal year to the covered fiscal year for each of years December 31, 2006 and 2007. During the years shown, there were no payments or allocations of above-market or preferential earnings (defined for these purposes as interest paid above 120% of the applicable federal long-term rate) on compensation that is deferred on a basis that is not tax-qualified, including earnings on nonqualified defined contribution plans. The aggregate amount is comprised of the following components:

December 31, 2006 Year

	Employees’	Pension SERP
	Retirement Plan	of NewAlliance
	of NewAlliance Bank	Bank

Ms. Patterson	$ 19,156	$ 204,979
Mr. Blanksteen	$ 25,230	$ 82,218
Ms. Brathwaite	$ 15,941	$ 58,589
Ms. Wishnafski	$ 46,397	$ 25,362
Mr. Chaffee	$ 31,455	$ 76,517

December 31, 2007 Year

	Employees’	Pension SERP
	Retirement Plan	of NewAlliance
	of NewAlliance Bank	Bank

Ms. Patterson	$ 20,757	$ 220,400
Mr. Blanksteen	$ 36,113	$ 151,354
Ms. Brathwaite	$ 16,388	$ 72,226
Ms. Wishnafski	$ 34,014	$ 55,089
Mr. Chaffee	$ 37,139	$ 82,186

(7)

For all NEOs these totals include amounts contributed or allocated, as the case may be, to the NewAlliance Bancshares 401(k) Plan and the NewAlliance Bancshares Employee Stock Ownership Plan (the “ESOP”) and the supplemental plans related to these tax-qualified plans, as follows:

December 31, 2006 Year
	401(k)		401(k)	ESOP
	Plan ($)	ESOP ($)	SERP ($)	SERP ($)	Total ($)

Ms. Patterson	6,600	15,772	31,232	74,633	128,237
Mr. Blanksteen	6,600	15,772	11,492	27,462	61,326
Ms. Brathwaite	6,600	15,772	9,197	21,977	53,546
Ms. Wishnafski	6,600	15,772	4,258	10,176	36,806
Mr. Chaffee	6,600	15,772	5,276	12,607	40,255

December 31, 2007 Year
	401(k)		401(k)	ESOP
	Plan ($)	ESOP ($)	SERP ($)	SERP ($)	Total ($)

Ms. Patterson	6,750	7,854	24,835	28,897	68,336
Mr. Blanksteen	6,750	7,854	7,927	9,224	31,755
Ms. Brathwaite	6,750	7,854	6,931	8,064	29,599
Ms. Wishnafski	6,750	7,854	6,002	6,984	27,590
Mr. Chaffee	6,750	7,854	3,526	4,103	22,233

Compensation in the form of perquisites and other personal benefits provided by NewAlliance during 2007 include the following:

	Health and	Dividends	Gross	Car Service
	Life	on	Automobile	Categorized
	Benefits	Restricted	Allowance	as Personal	Incidental
	($)(a)	Stock ($)(b)	($)	Use ($)	($)	Total

Ms. Patterson	11,687	38,761	17,875	37,073	120	105,516
Mr. Blanksteen	13,955	21,269	11,660	0	120	47,004
Ms. Brathwaite	6,312	18,682	11,660	0	120	36,774
Ms. Wishnafski	10,531	9,044	12,254	0	120	31,949
Mr. Chaffee	10,434	8,021	9,717	0	120	28,292

(a)	Premium payments paid by NewAlliance for health insurance and group term life insurance coverage in excess of $50,000 and the imputed value of a $5,000 life insurance benefit.

(b)	The dollar value of dividends paid on restricted stock awarded under the Long-Term Compensation Plan that was not factored into the grant date fair value required to be reported for the awards reported in column (e) of the Summary Compensation Table.

Employment Agreements

          NewAlliance Bank has entered into employment agreements with certain executive officers, including the Named Executive Officers. NewAlliance Bancshares is also a party to the employment agreements entered into by Ms. Patterson, Mr. Blanksteen and Ms. Brathwaite. The employment agreements are intended to ensure that NewAlliance will be able to maintain stable and competent management. The Company’s success depends to a significant degree on the skills, competence and continued employment of these officers.

          The employment agreements provide for initial terms of three years for Ms. Patterson, Mr. Blanksteen and Ms. Brathwaite, and two years for Ms. Wishnafski and Mr. Chaffee. Each year, the employment agreements may be extended for an additional year, provided, however, that no agreement may be extended beyond the executive’s 65th birthday, which is the normal retirement date under the pension plan. The employment agreements provide that each executive’s base salary will be reviewed annually, and provide for participation in the cash incentive plans, stock benefit plans and other fringe benefits available to executive officers. The employment agreements also provide that the Company will indemnify each executive to the fullest extent legally allowable against personal liability arising out of the executive’s employment.

          The employment agreements also provide that if an executive’s employment is terminated other than for cause, death or disability or if the executive terminates his or her employment for certain specified circumstances as set forth in the agreement, he or she will be entitled to receive an amount equal to the sum of (a) the executive’s base salary at the date of termination plus (b) the greater of (i) the average of the cash incentive compensation earned by the executive during the three calendar years immediately preceding the year in which the termination occurs or (ii) the executive’s target bonus under the Executive Incentive Plan (or such other short-term compensation plans that NewAlliance may adopt in the future) for the year in which the termination occurs multiplied by, with respect to Ms. Patterson, three, and with respect to the other Named Executive Officers, a fraction equal to either the months remaining in the term of the agreement, or 24 months, whichever is greater, divided by 365. This amount will be discounted to present value based on the applicable federal rate and paid within 30 days after termination. In addition, the executive will be entitled to receive the contributions that would have been made on the executive’s behalf to any of the Company’s employee benefit plans during the same periods over which the severance benefits will be paid as described in the immediately preceding sentence (three years for Ms. Patterson and either the months remaining in the term of the agreement or 24 months, whichever is greater, for the other executive officers). The executive will also be entitled to receive a pro rata portion of his or her target bonus under the Executive Incentive Plan (or such other short-term compensation plans that NewAlliance may adopt in the future) for the part of the calendar year that ends on the date of his or her termination. NewAlliance would also be obligated to continue and/or pay for the former executive’s life, health, dental and disability coverage for the period during which severance benefits are being provided, or to make a cash payment to the former executive in an amount equal to the cost of providing these benefits.

          Upon termination of the executive’s employment, the executive will become subject to a non-competition restriction for the lesser of two years or the remaining term of the agreement, unless the executive’s employment terminates upon or within one year after a change of control, excluding termination of employment for cause. Each employment agreement also provides that for two years after the executive’s termination for any reason, the executive agrees not to solicit NewAlliance customers or to solicit NewAlliance employees to accept other employment. Any compensation that the executive earns subsequent to the first year after termination through the end of the period for which severance benefits are to be provided will offset the Company’s severance benefit obligations dollar for dollar. In addition, to the extent the executive obtains employment which provides substantially similar health and welfare benefits, the Company’s health and welfare benefits obligations to the executive will be reduced.

          Under the employment agreements, if voluntary or involuntary termination follows a change of control of NewAlliance Bancshares, the executive or, if the executive dies, his/her beneficiary, would be entitled to receive a severance benefit calculated in substantially the same manner as described above except that the benefit will be paid in a lump sum, will amount to three times the sum of the base salary and highest level of cash incentive compensation earned in any one of the three calendar years immediately preceding the year on which the date of termination occurs and will include the value of the contributions that would have been made on the executive’s behalf to any employee benefit plans of the Company’s for a three-year period after termination. The executive would also be entitled to receive the pro rata portion of any cash incentive award as described above. In addition, Ms. Patterson, Mr. Blanksteen and Ms. Brathwaite would receive the value of their stock benefits as described above and would also receive additional age and service credit under the terms of the SERP in which they are participants as previously described. NewAlliance would be obligated to continue and/or pay for the executive’s life, health, dental and disability coverage for three years. Ms. Patterson, Mr. Blanksteen and Ms. Brathwaite would also be entitled to receive an additional tax indemnification payment if payments under the employment agreements or any other payments triggered liability under Section 280G of the Internal Revenue Code as an excise tax constituting “excess parachute payments.” Under applicable law, the excise tax is triggered by change in control-related payments that equal or exceed three times the executive’s average annual compensation over the five calendar years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of one times the executive’s average compensation over the preceding five calendar year periods. With respect to the agreements with Mr. Chaffee and Ms. Wishnafski, in the event payments and benefits under the employment agreements, together with other payments and benefits the executives may receive, would constitute an excess parachute payment under Section 280G of the Internal Revenue Code, these payments would be reduced to an amount necessary to avoid such payments constituting parachute payments unless the amount they would receive without regard to the Section 280G limit, after taking into account the imposition of excise and income taxes, would be greater than the after-tax amount of the amount of benefits permitted by Section 280G. If the executive is terminated in connection with a change of control, neither the non-competition provision nor the mitigation provision described above will apply.

Long-Term Compensation Plan

          The 2005 Long-Term Compensation Plan is a stock-based, long-term compensation plan that gives the Company flexibility in awarding equity incentives by permitting multiple types of awards. The plan’s principal purposes are to:

•	Attract, motivate and retain NewAlliance employees, particularly key employees, and directors;
•	Enable those employees and directors to participate in NewAlliance’s long-term growth; and
•	Align further the financial interests of those employees and directors with the financial interests of NewAlliance shareholders.

          NewAlliance reserved an aggregate of 15,982,223 shares of Company common stock for issuance under the plan, subject to adjustment to reflect stock splits and similar capital changes, to key employees, directors and other individuals. Consistent with customary practices for banks converting from mutual to stock ownership, the Compensation Committee granted approximately 75% of the available stock options and shares of restricted stock to the directors, executive officers, including the Named Executive Officers, and others on June 17, 2005. Additional grants have been made after that date to various individuals. None of the subsequent grants were made to Named Executive Officers other than Ms. Wishnafski, as disclosed above. None of the subsequent grants were made to directors who received initial grants.

          The Plan provides for the grant of incentive and non-qualified stock options exercisable for the purchase of an aggregate of up to 11,415,874 shares of Company common stock, of which 2,871,464 shares remained available for future grants as of January 1, 2008, and the grant of restricted stock awards of up to 4,566,349 shares of Company common stock, of which 1,240,982 shares remained available for future award as of January 1, 2008. As of January 1, 2008, NewAlliance had outstanding under the Plan (i) options to purchase 8,537,660 shares of common stock, of which options to purchase 6,740,368 shares were exercisable as of that date, and (ii) 2,262,216 shares of restricted stock, 475,694 of which shares were free of restrictions.

          The Board of Directors has appointed the Compensation Committee to administer the Plan. The Compensation Committee selects the participants and establishes the terms and conditions of each option or other equity right granted under the Plan. The Compensation Committee has broad discretion to set these terms, except that all stock options must have an exercise price at least equal to 100% of the fair market value of the underlying shares on the date of grant, and the term of any incentive stock option may not exceed ten years. These restrictions are consistent with the requirements for incentive stock options under Section 422 of the Internal Revenue Code. The Committee has, without exception, granted all awards at an exercise price equal to the stock’s fair market value on the date of grant; the Company does not and has not back dated options.

Executive Short-Term Incentive Plan

          The NewAlliance Bank Executive Short-Term Incentive Plan is a short-term management incentive plan designed to reward executive management for contributing to the Company’s profitability, with senior officers being entitled to receive a higher percentage award. The Plan provides for cash payments equal to a percentage of a participant’s base salary based on the achievement of specific individual, team, and/or corporate goals during a 12-month period. In the case of the Chief Executive Officer, such percentage can equal up to 200% of base salary. The Plan is administered by the Compensation Committee.

In the event of a change of control of NewAlliance Bancshares, if the employment of a participant is terminated without cause, or a participant voluntarily terminates his or her employment for good reason, in either case during the one-year period after the change of control, the participant is entitled to receive from the Company’s successor the full amount of all incentive awards earned during any plan year ending before the date on which the participant’s employment terminates. In addition, the participant is entitled to receive from the Company’s successor any portion of an incentive award that is applicable to the portion of the fiscal year ending on the date on which the participant’s employment terminates. The Compensation Committee may, in its discretion, discontinue the payment of any incentive awards if a participant’s employment is terminated for cause; if a participant competes with NewAlliance or interferes with the Company’s business relationships, either while employed with NewAlliance or after the termination of employment; or if a participant discloses any of the Company’s confidential information.

Plan-Based Compensation

The following tables provide information regarding plan-based compensation for 2007, and certain cumulative information about stock awards to the NEOs. Non-equity awards, or cash bonuses, are made each year under the Executive Short-Term Incentive Plan, based on performance. No stock awards were made in 2007 to any of the NEOs. Dividends on restricted stock are paid to the award recipient on the same basis as dividends are paid to all other NewAlliance shareholders.

Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards	All Other Option Awards

Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold ($) (f)	Target ($) (g)	Maximum ($) (h)	Number of Shares of Stock or Units (#) (i)	Number of Securities Under- lying Options (#) (j)	Exercise or Base price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards ($) (l)

Peyton R. Patterson	n/a	268,125	536,250	1,072,500	0	0	0	0	0	N/A	N/A

Merrill B. Blanksteen	n/a	101,750	203,500	407,000	0	0	0	0	0	N/A	N/A

Gail E. D. Brathwaite	n/a	96,525	193,050	386,100	0	0	0	0	0	N/A	N/A

Diane L. Wishnafski	n/a	70,000	140,000	280,000	0	0	0	0	0	N/A	N/A

Donald T. Chaffee	n/a	59,625	119,250	238,500	0	0	0	0	0	N/A	N/A

(1)
The amounts shown are representative potential awards payable to the NEOs under the Executive Short-Term Incentive Plan for 2007. Actual payments were made in the first quarter of 2008 as disclosed in column (g) of the Summary Compensation Table appearing on Page 36.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1) (c)	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#)(2) (3) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Peyton R. Patterson	1,512,240	378,060	0	14.39	6/17/2015	524,300	6,039,936	0	0
Merrill B. Blanksteen	616,800	154,200	0	14.39	6/17/2015	287,700	3,314,304	0	0
Gail E. D. Brathwaite	576,000	144,000	0	14.39	6/17/2015	252,700	2,911,104	0	0
Diane L. Wishnafski	272,000	68,000	0	14.39	6/17/2015	120,400	1,387,008	0	0
Diane L. Wishnafski	1,667	3,333 (4)	0	13.89	6/26/2016	1,167 (5)	13,444	0	0
Donald T. Chaffee	220,000	55,000	0	14.39	6/17/2015	108,500	1,249,920	0	0

(1)	These awards are all time-vesting only and, unless otherwise noted, the remaining vesting dates and numbers of shares scheduled to vest with respect to these stock options are as follows:

Vesting Dates	Patterson	Blanksteen	Brathwaite	Wishnafski	Chaffee

Last Business Day
2008	378,060	154,200	144,000	68,000	55,000

(2)	These restricted stock awards are all time-vesting only and, unless otherwise noted, the remaining vesting dates and numbers of shares scheduled to vest with respect to these awards are as follows:

Vesting Dates	Patterson	Blanksteen	Brathwaite	Wishnafski	Chaffee

1/1/2008	112,350	61,650	54,150	25,800	23,250
1/1/2009	112,350	61,650	54,150	25,800	23,250
1/1/2010	112,350	61,650	54,150	25,800	23,250
1/1/2011	112,350	61,650	54,150	25,800	23,250
1/1/2012	74,900	41,100	36,100	17,200	15,500

(3)	Based on $11.52 per share closing price on December 31, 2007.
(4)	These options vest ratably on each of June 26, 2007, 2008 and 2009.
(5)	These awards vest ratably on June 26, 2007, 2008 and 2009.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#)(1) (d)	Value Realized on Vesting ($)(1) (e)
Peyton R. Patterson	0	0	112,350	1,294,272
Merrill B. Blanksteen	0	0	61,650	710,208
Gail E. D. Brathwaite	0	0	54,150	623,808
Diane L.Wishnafski	0	0	25,800	297,216
Diane L.Wishnafski	0	0	583(2)	8,745(2)
Donald T. Chaffee	0	0	23,250	338,055

(1)	Based on a closing price of $11.52 per share on December 31, 2007.
(2)	Pursuant to Diane Wishnafski’s June 26, 2006 grant and the closing price of $15.00 per share on the vesting date, June 26, 2007.

Retirement Plans

Pension Plan.   NewAlliance maintains a non-contributory defined benefit plan, or pension plan, the Employees Retirement Plan of NewAlliance Bank, intended to satisfy the tax-qualification requirements of Section 401(a) of the Internal Revenue Code. Generally, employees become eligible to participate in the pension plan once they reach age 21 and complete 1,000 hours of service in a consecutive 12-month period. Participants are credited with one year of vesting service for each plan year in which they complete at least 1,000 hours of service. Participants become fully vested in their benefits under the pension plan upon the completion of five years of vesting service.

In general, a participant’s normal retirement benefit under the plan is determined by multiplying the participant’s years of benefit service, not to exceed 30 years, by the sum of (a) 1% of the participant’s average final compensation (defined as the average annual compensation for the five consecutive years that produce the highest average), plus (b) 1% of the amount by which the participant’s average final compensation exceeds “covered compensation,” determined in accordance with tables issued by the Social Security Administration. However, because the benefit formula under the pension plan has been amended over the years, the formula used to determine a particular participant’s benefit may vary depending upon when years of benefit service were credited.

In general, the plan provides for a monthly retirement benefit that, unless otherwise deferred, is payable beginning on the participant’s normal retirement date, which is the first day of the month following the later of a participant’s 65th birthday and the date on which a participant completes five years of benefit service. A participant may also be eligible to receive a monthly retirement benefit under the plan commencing on his or her early retirement date, which is the first day of the month following the later of a participant’s 55th birthday and the date on which a participant completes 10 years of benefit service. Benefits received prior to a participant’s normal retirement date are reduced by certain factors set forth in the plan. In addition, a participant may also receive a disability benefit under the plan in the event of certain circumstances set forth in the plan. Participants credited with five years of vesting service whose employment terminates may also be eligible to receive benefits under the plan.

At December 31, 2007, the Plan’s assets exceeded liabilities by approximately $14.2 million. The approximate years of benefit service credited under the Plan as of December 31, 2007 for the Named Executive Officers was as follows:

Name	Years of Service
Peyton R. Patterson	7
Merrill B. Blanksteen	15
Gail E. D. Brathwaite	6
Diane L. Wishnafski	23
Donald T. Chaffee	6

Supplemental Executive Retirement Plans. NewAlliance also maintains the Supplemental Executive Retirement Plan, or SERP, a non-tax-qualified, supplemental retirement plan that provides certain executives with pension benefits that cannot be provided directly through the tax-qualified employee pension plan because of Internal Revenue Code limits on benefits payable through a tax-qualified plan. The SERP pays to each participant an amount equal to the amount that would have been payable under the terms of the pension plan but for the limitations in the Internal Revenue Code, less the amount payable under the terms of the pension plan. The SERP also includes short-term incentive compensation in the definition of income. The benefits under the SERP are payable at the same times and in the same forms as the benefits payable under the pension plan.

The following table provides information regarding the retirement benefits for Named Executive Officers under the Pension Plan and the SERP.

Pension Benefits

Name (a)	Plan Name (b)	Number of Years Credited Service (#) (c)	Present Value of Accumulated Benefits ($) (d)	Payments During Last Fiscal Year ($) (e)

Peyton R. Patterson	Retirement Plan SERP	7 7	131,465 1,179,119	0 0
Merrill B. Blanksteen	Retirement Plan SERP	15 15	318,740 920,006	0 0
Gail E. D. Brathwaite	Retirement Plan SERP	6 6	99,630 294,312	0 0
Diane L. Wishnafski	Retirement Plan SERP	23 23	480,489 734,483	0 0
Donald T. Chaffee	Retirement Plan SERP	6 6	175,088 348,727	0 0

NewAlliance also maintains the 401(k) Supplemental Executive Retirement Plan, or 401(k) SERP, and the Employee Stock Ownership Plan Supplemental Executive Retirement Plan, or ESOP SERP, to provide supplemental benefits to certain employees designated by the Board of Directors whose benefits under the Employee Stock Ownership Plan and the NewAlliance 401(k) Plan are reduced by limitations imposed by the Internal Revenue Code. The supplemental benefits under the 401(k) SERP and the ESOP SERP will equal the amount of the additional benefits the participants would otherwise receive under the 401(k) Plan and the ESOP, respectively, in the absence of the income limitations imposed by the Internal Revenue Code.

The following tables provide information regarding these two defined contribution plans since they provide for the deferral of compensation on a basis that is not tax-qualified.

Non-qualified Defined Contribution Plan Benefits
401(k) SERP

Name (a)	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY ($) (c)	Aggregate Earnings in Last FY ($) (d)	Aggregate Withdrawals / Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f)

Peyton R. Patterson	0	24,835	(28,163)	0	95,404
Merrill B. Blanksteen	0	7,927	(9,665)	0	32,146
Gail E. D. Brathwaite	0	6,931	(8,229)	0	27,552
Diane L. Wishnafski	0	6,002	(4,456)	0	17,169
Donald T. Chaffee	0	3,526	(4,684)	0	15,264

ESOP SERP

Name (a)	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY ($) (c)	Aggregate Earnings in Last FY ($) (d)	Aggregate Withdrawals / Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f)

Peyton R. Patterson	0	28,897	(82,119)	0	234,667
Merrill B. Blanksteen	0	9,224	(27,690)	0	78,609
Gail E. D. Brathwaite	0	8,064	(24,392)	0	69,184
Diane L. Wishnafski	0	6,984	(14,423)	0	43,124
Donald T. Chaffee	0	4,103	(15,977)	0	44,137

Potential Payments Upon Termination or Change in Control

NewAlliance has entered into certain agreements and maintain certain plans that will require NewAlliance to provide compensation to Named Executive Officers in the event of a termination of employment or a change in control of NewAlliance Bancshares. Those agreements are described above under the caption “Employment Agreements.” The amount of compensation payable to each Named Executive Officer in each situation is listed in the tables below.

Potential Payments Upon Termination of Employment or Change in Control as of December 31, 2007 – Patterson

			Involuntary
			Termination	Change in
			Without Cause	Control
			or Termination by	With
	Voluntary	Termination	the Executive for	Termination of	Death or
Payments and Benefits	Termination	for Cause	Good Reason	Employment	Disability (q)	Retirement (r)

Bonus for 2007 (a)	$–	$–	$536,250	$536,250	$214,500	$–
Accrued vacation pay (b)	13,750	–	13,750	13,750	13,750	13,750
Severance payments and
benefits: (c)
Base salary (d)	–	–	2,008,523	2,145,000	–	–
Bonuses (e)	–	–	2,033,385	3,666,000	–	–
401(k) matching
contributions (f)	–	–	18,500	18,500	–	–
401(k) SERP (g)	–	–	68,065	68,065	–	–
ESOP allocations (h)	–	–	21,525	–	–	–
ESOP SERP (i)	–	–	79,198	79,198	–	–
Pension plan SERP (j)	–	–	2,408,691	2,944,769	–	–
Insurance premiums (k)	–	–	42,029	42,029	–	–
§280G tax gross-up (l)	–	–	–	4,880,604	–	–

Equity awards: (m)
Unvested stock
options (n)	–	–	–	–	–	–
Unvested restricted
stock awards (o)	–	–	6,039,936	6,039,936	6,039,936	–

Total payments and benefits (p)	$13,750	$–	$13,269,852	$20,434,101	$6,268,186	$13,750

Potential Payments Upon Termination of Employment or Change in Control as of December 31, 2007 – Blanksteen

			Involuntary
			Termination	Change in
			Without Cause	Control
			or Termination by	With
	Voluntary	Termination	the Executive for	Termination of	Death or
Payments and Benefits	Termination	for Cause	Good Reason	Employment	Disability (q)	Retirement (r)

Bonus for 2007 (a)	$–	$–	$203,500	$203,500	$81,400	$–
Accrued vacation pay (b)	7,115	–	7,115	7,115	7,115	7,115
Severance payments and
benefits: (c)
Base salary (d)	–	–	792,710	1,110,000	–	–
Bonuses (e)	–	–	604,258	1,370,250	–	–
401(k) matching
contributions (f)	–	–	14,109	18,500	–	–
401(k) SERP (g)	–	–	16,569	21,725	–	–
ESOP allocations (h)	–	–	16,417	–	–	–
ESOP SERP (i)	–	–	19,280	25,280	–	–
Pension plan SERP (j)	–	–	1,420,594	3,200,470	–	–
Insurance premiums (k)	–	–	35,865	49,412	–	–
§280G tax gross-up (l)	–	–	–	3,152,626	–	–
Equity awards: (m)
Unvested stock
options (n)	–	–	–	–	–	–
Unvested restricted
stock awards (o)	–	–	3,314,304	3,314,304	3,314,304	–

Total payments and benefits (p)	$7,115	$–	$6,444,721	$12,473,182	$3,402,819	$7,115

Potential Payments Upon Termination of Employment or Change in Control as of December 31, 2007 – Brathwaite

			Involuntary
			Termination	Change in
			Without Cause	Control
			or Termination by	With
	Voluntary	Termination	the Executive for	Termination of	Death or
Payments and Benefits	Termination	for Cause	Good Reason	Employment	Disability (q)	Retirement (r)

Bonus for 2007 (a)	$–	$–	$193,050	$193,050	$77,220	$–
Accrued vacation pay (b)	6,750	–	6,750	6,750	6,750	6,750

Severance payments and
benefits: (c)
Base salary (d)	–	–	752,003	1,053,000	–	–
Bonuses (e)	–	–	544,110	1,260,000	–	–
401(k) matching
contributions (f)	–	–	14,109	18,500	–	–
401(k) SERP (g)	–	–	14,487	18,996	–	–
ESOP allocations (h)	–	–	16,417	–	–	–
ESOP SERP (i)	–	–	16,856	22,101	–	–
Pension plan SERP (j)	–	–	591,867	1,042,907	–	–
Insurance premiums (k)	–	–	17,513	24,128	–	–
§280G tax gross-up (l)	–	–	–	1,947,980	–	–

Equity awards: (m)
Unvested stock
options (n)	–	–	–	–	–	–
Unvested restricted
stock awards (o)	–	–	2,911,104	2,911,104	2,911,104	–

Total payments and benefits (p)	$6,750	$–	$5,078,266	$8,498,516	$2,995,074	$6,750

Potential Payments Upon Termination of Employment or Change in Control as of December 31, 2007 – Wishnafski

			Involuntary
			Termination	Change in
			Without Cause	Control
			or Termination by	With
	Voluntary	Termination	the Executive for	Termination of	Death or
Payments and Benefits	Termination	for Cause	Good Reason	Employment	Disability (q)	Retirement (r)

Bonus for 2007 (a)	$–	$–	$140,000	$140,000	$22,400	$–
Accrued vacation pay (b)	5,385	–	5,385	5,385	5,385	5,385

Severance payments and
benefits: (c)
Base salary (d)	–	–	536,234	840,000	–	–
Bonuses (e)	–	–	293,497	828,000	–	–
401(k) matching
Contributions (f)	–	–	12,612	18,500	–	–
401(k) SERP (g)	–	–	11,214	16,450	–	–
ESOP allocations (h)	–	–	14,674	–	–	–
ESOP SERP (i)	–	–	13,049	19,141	–	–
Pension plan SERP (j)	–	–	911,304	2,196,375	–	–
Insurance premiums (k)	–	–	23,991	37,810	–	–
§280G tax gross-up (l)	–	–	–	–	–	–

Equity awards: (m)
Unvested stock
options (n)	–	–	–	–	–	–
Unvested restricted
stock awards (o)	–	–	–	1,400,452	1,400,452	–

Total payments and benefits (p)	$5,385	$–	$1,961,960	$5,502,113	$1,428,237	$5,385

Potential Payments Upon Termination of Employment or Change in Control as of December 31, 2007 – Chaffee

			Involuntary
			Termination	Change in
			Without Cause	Control
			or Termination by	With
	Voluntary	Termination	the Executive for	Termination of	Death or
Payments and Benefits	Termination	for Cause	Good Reason	Employment	Disability (q)	Retirement (r)

Bonus for 2007 (a)	$–	$–	$119,250	$119,250	$54,093	$–
Accrued vacation pay (b)	5,096	–	5,096	5,096	5,096	5,096

Severance payments and
benefits: (c)
Base salary (d)	–	–	507,507	795,000	–	–
Bonuses (e)	–	–	312,454	779,520	–	–
401(k) matching
Contributions (f)	–	–	12,612	18,500	–	–
401(k) SERP (g)	–	–	6,588	9,664	–	–
ESOP allocations (h)	–	–	14,674	–	–	–
ESOP SERP (i)	–	–	7,666	11,245	–	–
Pension plan SERP (j)	–	–	600,423	844,265	–	–
Insurance premiums (k)	–	–	23,720	37,386	–	–
§280G tax gross-up (l)	–	–	–	–	–	–

Equity awards: (m)
Unvested stock
options (n)	–	–	–	–	–	–
Unvested restricted
stock awards (o)	–	–	–	1,249,920	1,249,920	–

Total payments and benefits (p)	$5,096	$–	$1,609,990	$3,869,846	$1,309,109	$5,096

(a)

Each Executive’s employment agreement entitles the Executive to receive his or her target bonus under the 2007 Executive Short-Term Incentive Program (the “EIP”) for the year in which the Executive’s employment is terminated, pro-rated through the date of termination. The bonuses in the Involuntary Termination and Change in Control columns equal the Executive’s target bonus for 2007. The bonus in the Death or Disability column represents the annual bonus to be paid to the Executive for 2007, based on actual performance through December 31, 2007. Bonuses under the EIP are pro-rated for the number of days employed during the year in the event of involuntary termination without cause, termination of employment following a change in control, death or normal retirement. None of the named executive officers have reached normal retirement age. No pro rata bonus is paid in the event of voluntary termination of employment, termination for cause or termination due to disability.

(b)

Employees are credited with vacation time at the beginning of each calendar year based on position and tenure. If an employee voluntarily resigns, dies or retires during the year, he or she is paid for a portion of the current year’s unused vacation time. A payment would also be made if employment was involuntarily terminated without cause or following a change in control. If an employee’s employment is terminated for cause or due to disability, no payment is made for any unused vacation time. Because only one week of vacation time is eligible for carryover into the next calendar year, and because the termination of employment is assumed to occur on the last business day of the year, the amounts shown represent one week of base salary.

(c)

These severance payments and benefits are payable if the Executive’s employment is terminated either (i) by NewAlliance or NewAlliance Bank for any reason other than cause, death or disability or (ii) by the Executive if NewAlliance or NewAlliance Bank takes certain adverse actions (a “good reason” termination). The amounts are generally higher if the termination of employment occurs concurrently with or subsequent to a change in control.

(d)

The Involuntary Termination column represents a lump sum payment equal to the base salary the Executive would have received for 3 additional years for Ms. Patterson, 2.25 additional years for each of Mr. Blanksteen and Ms. Brathwaite, and 2 additional years for each of Ms. Wishnafski and Mr. Chaffee (the “Severance Period”), in each case discounted to present value using the applicable short-term IRS discount rate. The Change in Control column represents a lump sum payment equal to three times each Executive’s current base salary at the time of termination of employment.

(e)

The Involuntary Termination column represents a lump sum payment equal to (i) the greater of the Executive’s (A) average of the bonuses earned in the prior three calendar years or (B) target bonus for the current year, multiplied by (ii) the number of years in each Executive’s Severance Period, with such product discounted to present value using the applicable short-term IRS discount rate. The Change in Control column represents a lump sum payment equal to three times the Executive’s highest bonus earned in any of the three preceding calendar years.

(f)

The Involuntary Termination column represents a lump sum payment equal to the estimated employer matching contributions that would have been allocated to the Executive’s 401(k) account for the Executive’s Severance Period, discounted to present value using the applicable short-term IRS discount rate. The Change in Control column represents a lump sum payment equal to the estimated employer matching contributions that would have been allocated to the Executive’s 401(k) account for three additional years, discounted to present value using the applicable short-term IRS discount rate.

(g)

The Involuntary Termination column represents a lump sum payment equal to the value of the additional contributions that would have been made to the Executive’s account under the 401(k) supplemental executive retirement plan (“401(k) SERP”) for the Executive’s Severance Period, discounted to present value using the applicable short-term IRS discount rate, assuming the contribution in each additional year is the same as the contribution in 2007. The Change in Control column represents a lump sum payment equal to the value of the additional contributions to the Executive’s 401(k) SERP account for three additional years, discounted to present value using the applicable short-term IRS discount rate.

(h)

The Involuntary Termination column represents a lump sum payment equal to the value of the estimated number of shares of NewAlliance’s common stock that would have been allocated to the Executive’s ESOP account for the Executive’s Severance Period, discounted to present value using the applicable IRS discount rate, assuming the number of shares allocated in each additional year is the same number allocated in 2007. Excluding the additional ESOP allocations shown, Ms. Patterson, Mr. Blanksteen, Ms. Brathwaite, Ms. Wishnafski and Mr. Chaffee are projected to hold 4,927, 5,258, 5,263, 5,019, and 5,149 shares, respectively, of NewAlliance’s common stock in their ESOP accounts as of December 31, 2007. Based on the December 31, 2007 closing price of $11.52 per share, these shares would have a value of approximately $56,800, $60,600, $60,600, $57,800 and $59,300, respectively. In the Change in Control column, the ESOP will be terminated and the unallocated ESOP shares will first be used to repay the outstanding ESOP loan. Any remaining unallocated ESOP shares will then be allocated among ESOP participants on a pro rata basis based on account balances. Because the remaining principal balance of the ESOP loan exceeds the value of the remaining unallocated ESOP shares based on the December 31, 2007 closing price of $11.52 per share, no additional ESOP allocation is shown in the Change in Control column.

(i)

The Involuntary Termination column represents a lump sum payment equal to the value of the additional contributions that would have been made to the Executive’s ESOP SERP account for the Severance Period, discounted to present value using the applicable short-term IRS discount rate, assuming the contribution in each additional year is the same as the contribution in 2007. The Change in Control column represents a lump sum payment equal to the value of the additional contributions to the Executive’s ESOP SERP account for three additional years, discounted to present value using the applicable short-term IRS discount rate.

(j)

In the Involuntary Termination column, each Executive is deemed to be 100% vested in his pension plan SERP benefit and to have remained employed for the remainder of the Executive’s Severance Period. In the Change in Control column, each Executive is deemed to be 100% vested in his pension plan SERP benefit and to have remained employed for three additional years. In addition, the Change in Control column reflects the value of additional age credits for Ms. Patterson, Mr. Blanksteen, Ms. Brathwaite and Ms. Wishnafski.

(k)

The Involuntary Termination column represents the estimated cost of continuing medical, dental, life and accident insurance premiums for the Executive’s Severance Period, and the Change in Control column represents the estimated cost of continuing medical, dental, life and accident insurance premiums for three years for each Executive. In addition, each of the two foregoing columns include a lump sum cash payment in lieu of continued long-term disability coverage, with the lump sum equal to the projected cost of providing such coverage for the Executive’s Severance Period in the Involuntary Termination column and for three years for each Executive in the Change in Control column. The estimated costs assume the current premiums increase by 10% in each of 2009 and 2010. The amounts have not been discounted to present value.

(l)

The parachute amounts associated with the payments and benefits to each Executive in the Change in Control column are subject to a 20% excise tax to the extent they exceed three times the Executive’s average taxable income for the five years ended December 31, 2006 (the “Section 280G Threshold”). Each Executive’s employment agreement requires the Executive to in good faith consider and take steps commonly used to minimize or eliminate any excise tax or gross-up payment by NewAlliance. If a change in control was to occur, NewAlliance believes that the Section 280G gross-up payments could be reduced or even eliminated if the timing of the change in control permitted tax planning to be done. However, if the excise tax cannot be avoided, then NewAlliance has agreed in its employment agreements with Ms. Patterson, Mr. Blanksteen and Ms. Brathwaite to pay the 20% excise tax and the additional federal, state and local income taxes and excise taxes on such reimbursement in order to place such Executives in the same after-tax position they would have been in if the excise tax had not been imposed. The employment agreements for Ms. Wishnafski and Mr. Chaffee provide that their total parachute payments will be reduced to the Executive’s Section 280G Threshold, unless the Executive would receive a greater after-tax amount if they received their total parachute payments and paid the resulting 20% excise tax. The table reflects Ms. Wishnafski and Mr. Chaffee each receiving their total parachute payments. The table does not reflect the 20% excise tax that would be incurred by Ms. Wishnafski and Mr. Chaffee, which amounts to $795,165 for Ms. Wishnafski and $500,104 for Mr. Chaffee. NewAlliance is not able to take a federal tax deduction for excess parachute payments.

(m)

Because the exercise price of each vested stock option held by Ms. Patterson, Mr. Blanksteen, Ms. Brathwaite, Ms. Wishnafski and Mr. Chaffee exceeds the December 31, 2007 closing price of $11.52 per share of NewAlliance common stock, the vested stock options had no immediate cash value at December 31, 2007. In the event of a termination of employment, the Executive (or the Executive’s estate in the event of death) will have the right to exercise vested stock options for the period specified in the Executive’s option grant agreement. If the termination of employment occurs following a change in control, the Executive can exercise the vested stock options for the remainder of the original ten-year term of the option. If the Executive’s employment is terminated without cause by the Employers or by the Executive for good reason, then the employment agreements of Ms. Patterson, Mr. Blanksteen and Ms. Brathwaite provide that the Executive may surrender both his vested and unvested stock options in exchange for a lump sum cash payment equal to the difference between the aggregate market value of the underlying shares and the aggregate exercise price of the options surrendered.

(n)

Because the exercise price of each unvested stock option held by each Executive exceeds the December 31, 2007 closing price of $11.52 per share of NewAlliance common stock, the unvested stock options had no immediate cash value at December 31, 2007. All unvested stock options will become fully vested upon death, disability, normal retirement on or after age 65 with at least five years of service, or a change in control, including a change in control without a termination of employment. If the employment of Ms. Patterson, Mr. Blanksteen or Ms. Brathwaite is terminated without cause by either NewAlliance or NewAlliance Bank or by the Executive for good reason, then such Executive’s employment agreement permits the Executive to surrender his or her unvested stock options for a cash payment equal to the amount shown.

(o)

All unvested restricted stock awards are deemed fully earned upon death, disability, normal retirement on or after age 65 with at least five years of service, or a change in control, including a change in control without a termination of employment. In addition, with respect to Ms. Patterson, Mr. Blanksteen and Ms. Brathwaite, under the terms of their employment agreements in the event of their termination without cause or for good reason, they are permitted to surrender their unvested restricted stock awards for a cash payment in the amount shown, subject to continued compliance with the non-competition provisions contained in their employment agreements.

(p)

Does not include the value of the vested benefits to be paid under the tax-qualified pension plan, 401(k) plan and ESOP and the related SERPs. See the Pension Benefits table and the Nonqualified Deferred Compensation table. The 401(k) and ESOP SERPs had a combined balance at December 31, 2007 of approximately $330,000 for Ms. Patterson, $111,000 for Mr. Blanksteen, $97,000 for Ms. Brathwaite, $60,000 for Ms. Wishnafski and $59,000 for Mr. Chaffee, based on the closing sales price of NewAlliance’s common stock of $11.52 per share on December 31, 2007. None of the Executives have a vested benefit under the pension plan SERP as of December 31, 2007, absent the accelerated vesting upon an involuntary termination without cause or a termination of employment following a change in control.

(q)

If an Executive’s employment is terminated due to death, the Executive’s beneficiaries or estate will receive life insurance proceeds equal to two times the Executive’s current base salary, subject to a limit of $1.0 million. The life insurance proceeds would equal $1.0 million for Ms. Patterson, $740,000 for Mr. Blanksteen, $702,000 for Ms. Brathwaite, $560,000 for Ms. Wishnafski and $530,000 for Mr. Chaffee. In addition to such amounts, NewAlliance Bank also maintains bank owned life insurance on behalf of each of the Executives, which currently provides a $5,000 death benefit to each Executive’s beneficiaries or estate. The present value of the survivor death benefits payable under the pension plan and related SERP amount to approximately $85,000 for Ms. Patterson, $1.8 million for Mr. Blanksteen, $68,000 for Ms. Brathwaite, $2.0 million for Ms. Wishnafski, and $103,000 for Mr. Chaffee. If an Executive’s employment is terminated due to disability, Ms. Patterson, Mr. Blanksteen, Ms. Brathwaite, Ms. Wishnafski and Mr. Chaffee would receive disability benefits of $15,000 per month until they reach their normal retirement age of age 65. The present value of the disability benefits payable under the pension plan and related SERP aggregate approximately $1.9 million for Ms. Patterson, $1.8 million for Mr. Blanksteen, $599,000 for Ms. Brathwaite, $1.6 million for Ms. Wishnafski and $688,000 for Mr. Chaffee.

(r)

None of the Executives have reached normal retirement age of 65. Ms. Patterson, Mr. Blanksteen, Ms. Brathwaite, Ms. Wishnafski and Mr. Chaffee are projected to receive an annual benefit under the pension plan and related SERP of approximately $258,000, $220,000, $91,000, $196,000 and $66,000, respectively, upon retirement at age 65. None of the Executives were eligible as of December 31, 2007 to receive early retirement benefits under the pension plan SERP, and only Mr. Blanksteen and Ms. Wishnafski have the minimum of 10 years of service to qualify for early retirement benefits under the qualified pension plan.

Transactions with Directors and Executive Officers

Federal law and regulation generally require that all loans or extensions of credit to a director or an executive officer must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, regulations also permit a director or an executive officer to receive the same terms through benefit or compensation plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees.

NewAlliance directors, executive officers and employees are permitted to borrow from NewAlliance Bank in accordance with the requirements of federal and state law. All loans made by NewAlliance Bank to directors and executive officers or their related interests have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the lender. NewAlliance believes that at the time of origination these loans neither involved more than the normal risk of collectibility nor presented any other unfavorable features.

Compensation of Directors

During 2007, non-employee directors were eligible to receive cash director fees determined by the Compensation Committee, reviewed by the Governance Committee with the assistance of a consulting firm, Mercer (US), Inc. (“Mercer”) and approved by the Board of Directors. These fees were the same in 2007 as they were in 2006. NewAlliance paid each nonemployee director an annual retainer of $23,000, paid in equal quarterly installments, plus fees ranging from $1,000 to $2,000 per meeting, depending on the length of each meeting, for attendance at board and committee meetings. NewAlliance also paid to the Chair of each of the Audit, Compliance and CRA Committee, the Compensation Committee and the Governance Committee an additional annual retainer of $10,000, $5,000 and $5,000, respectively. The Chair of the Governance Committee serves as Lead Director, at no additional compensation. All other committee chairs were paid an additional $500 per meeting for attendance at committee meetings.

Non-employee directors may also receive awards under the 2005 Long-Term Compensation Plan. The awards are determined by the Compensation Committee, which consults with its advisors and reviews industry practice in determining these awards. The proposed awards are reviewed with the Governance Committee and the Board of Directors.

Each non-employee director in office on June 17, 2005 was granted an option to purchase 214,000 shares of Company common stock at an exercise price of $14.39 per share. These options vested with respect to 40% of the original grant on December 30, 2005 and 20% at December 29, 2006 and the remainder of the options will vest with respect to 20% of the original grant on the last business day of each of the years 2007 and 2008. Each non-employee director at the time also received a restricted stock award consisting of 85,600 shares of common stock. The restrictions on each of these awards lapsed with respect to 15% of the shares on January 1, 2006,

2007 and 2008; the restrictions on the remainder of these awards will lapse with respect to 15% of the shares on January 1 of each of the years 2009-2011 and with respect to the remaining 10% of the shares on January 1, 2012. In accordance with the plan, upon the retirement of a nonemployee director, the unvested portions of all option grants will become fully vested and any remaining restrictions on all restricted stock awards will lapse. Future long-term compensation for these non-employee directors is expected to be in the form of stock price appreciation, which will have a direct effect on the value of these stock options and restricted stock awards. No additional stock awards have been made to these directors since the 2005 awards.

Non-employee directors Anderson and Highsmith did not participate in the 2005 awards, as they became directors after those awards were granted. Instead, they receive annual awards based on a policy adopted by the Board of Directors for directors other than those who had participated in the initial awards. Accordingly, Messrs. Anderson and Highsmith received initial awards on their appointment to the Board on July 25, 2006 and October 31, 2006 respectively in the amounts of 6,541 and 6,105 stock options vesting ratably over 3 years and 1,052 and 929 restricted stock awards vesting over three years beginning January 1, 2007. In addition, in 2007, they received stock options and restricted shares in the amount of 7,852 stock options and 1,188 restricted shares each. The options and restricted stock will vest ratably, for Mr. Anderson on July 25, 2008, July 25, 2009 and July 25, 2010 and for Mr. Highsmith on November 5, 2008, 2009 and 2010 (approximately the anniversaries of their appointments to the Board). Beginning in 2008, annual equity awards are expected to be granted on the first Monday of May for Mr. Anderson and the first Monday of November for Mr. Highsmith. For 2008, the award values are expected to remain substantially the same. The options and restricted stock granted in 2008 will vest ratably on the first Monday of May and November in 2009, 2010 and 2011 for Messrs. Anderson and Highsmith, respectively. Grants made in subsequent years are expected to follow this 3 year vesting schedule.

Board of Directors Compensation Table

Name (a)	Fees Earned or Paid in Cash ($) (1) (b)	Stock Awards ($)(2) (c)	Option Awards ($)(3) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (f)	All Other Compensation ($)(4) (g)	Total ($) (5) (h)

Douglas K. Anderson	67,000	5,831	7,034	0	0	0	79,865
Roxanne J. Coady	66,500	184,768	111,708	0	0	0	362,976
John F. Croweak	62,500	296,026	111,708	0	0	0	470,234
Sheila B. Flanagan	62,500	184,768	111,708	0	0	0	358,976
Richard J. Grossi	67,500	398,991	143,625	0	0	0	610,116
Carlton L. Highsmith	54,500	5,835	6,994	0	0	0	67,329
Robert J. Lyons	81,000	184,768	111,708	0	0	0	377,476
Eric A. Marziali	55,500	184,768	111,708	0	0	0	351,976
Julia M. McNamara	54,500	184,768	111,708	0	0	0	350,976
Gerald B. Rosenberg	57,500	184,768	111,708	0	0	0	353,976
Joseph H. Rossi	68,500	184,768	111,708	0	0	0	364,976
Nathaniel D. Woodson	59,500	184,768	111,708	0	0	0	355,976
Joseph A. Zaccagnino	56,500	184,768	111,708	0	0	0	352,976

(1)	Includes fees paid for service on the Board of Directors, Board Committees and subsidiary or affiliated boards.

(2)

These amounts are different for Messrs. Croweak and Grossi because their retirement date precedes the final vesting date. The amounts represent the expense recognized for accounting purposes in 2007 of restricted stock awards made in 2005 and, for Messrs. Anderson and Highsmith, in 2006 and 2007, pursuant to NewAlliance’s Long-Term Compensation Plan as determined in accordance with FAS 123R. Assumptions made in valuing these awards are disclosed in footnote 12, “Stock Based Compensation” to NewAlliance’s Consolidated Financial Statements for the year ended December 31, 2007, as contained in NewAlliance’s Annual Report on Form 10-K sent to shareholders, and are incorporated herein by reference. For Mr. Anderson the aggregate grant date fair value of restricted stock granted in 2007 was $14,991 and, for Mr. Highsmith, it was $15,003, again determined in accordance with FAS 123R.

(3)

This amount is different for Mr. Grossi because his retirement date precedes the final vesting date. The amounts represent the expense recognized for accounting purposes in 2007 of stock option awards made in 2005 and, for Messrs. Anderson and Highsmith, in 2006 and 2007, pursuant to NewAlliance’s Long-Term Compensation Plan as determined in accordance with FAS 123R. Assumptions made in valuing these awards are disclosed in footnote 12, “Stock Based Compensation” to NewAlliance’s Consolidated Financial Statements for the year ended December 31, 2007, as contained in NewAlliance’s Annual Report on Form 10-K sent to shareholders, and are incorporated herein by reference. For Mr. Anderson, the aggregate grant date fair value was $16,483 and, for Mr. Highsmith, it was $16,361, again determined in accordance with FAS 123R.

(4)

Compensation in the form of perquisites and other personal benefits provided by NewAlliance has been omitted for each director as the total amount of those perquisites and personal benefits to any one director constituted less than $10,000 for 2007.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during 2007 were John F. Croweak (Chairman and member since April 2006), Eric A. Marziali, Nathaniel D. Woodson and Joseph A. Zaccagnino. No Compensation Committee member was, during 2007 or at any time prior thereto, an officer or employee of NewAlliance or its subsidiaries. Additionally, there were no Compensation Committee “interlocks” during 2007, which generally means that no executive officer of NewAlliance served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee determines salaries, incentives and other compensation for the Company’s executive officers. The Compensation Committee of the Board of Directors consists of four non-employee directors. The members of the Compensation Committee currently are John F. Croweak (Chairman), Eric A. Marziali, Nathaniel D. Woodson and Joseph A. Zaccagnino. All of the Committee members are “independent” as defined by New York Stock Exchange rules.

The Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” disclosure appearing above in this Proxy Statement. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors of NewAlliance that the Compensation Discussion and Analysis be included in NewAlliance’s annual report on Form 10-K, which incorporates by reference the disclosure contained in this Proxy Statement.

February 26, 2008

The Compensation Committee:
John F. Croweak, Chairman
Eric A. Marziali
Nathaniel D. Woodson
Joseph A. Zaccagnino

The Board of Directors recommends that shareholders vote FOR the election of all of its director nominees.

APPROVAL OF NEWALLIANCE BANK EXECUTIVE INCENTIVE PLAN
(Proposal 2)

GENERAL

The Boards of Directors of NewAlliance Bank (the “Bank”) and NewAlliance approved the NewAlliance Bank Executive Incentive Plan (the “Plan”) on February 26, 2008 after the recommendation of the Compensation Committee. The Plan was effective as of January 1, 2008. The Plan provides incentive awards to certain executive officers of the Bank contingent upon the financial performance of NewAlliance and its subsidiaries, including the Bank, to motivate individual and corporate performance that will inure to the benefit of the NewAlliance’s shareholders. The Plan is being submitted for shareholder approval in order for the incentive compensation paid under the Plan to the Chief Executive Officer and the four other most highly compensated executive officers to comply with the requirements of Section 162(m) of the Internal Revenue Code. In general, Section 162(m) disallows deductions for compensation paid to a public corporation’s top five executives, unless the compensation is based on performance and approved by shareholders. The Plan will constitute the only short-term cash incentive plan for the participant executives, who will no longer be eligible under the Bank’s existing Short-Term Incentive Plans. In the event the Plan is not approved by shareholders, the Compensation Committee of the Bank has reserved the right to consider implementation of the Plan without shareholder approval, or to otherwise provide a cash incentive compensation opportunity to participants, as the Compensation Committee considers appropriate in the best interest of the Bank.

The following summary is a brief description of the material features of the Plan. This summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to this Proxy Statement.

SUMMARY OF THE PLAN

Type of Awards.  The Plan provides for annual performance awards to be payable in a cash lump sum in accordance with the terms of the Plan.

Administration.  The Plan will be administered by the Compensation Committee of the Bank. Subject to the terms of the Plan, the Compensation Committee interprets the Plan and is authorized to make all decisions relating to the operation of the Plan. The Compensation Committee establishes the performance goals which must be met before awards are payable under the Plan and determines the amount of awards granted under the Plan. The Compensation Committee’s determinations under the Plan are final and binding upon all participants.

Participants.  Executive officers of the Bank as determined from time to time by the Compensation Committee are eligible to receive performance awards under the Plan.

Effective Date.  The Plan was effective as of January 1, 2008 and, unless terminated earlier pursuant to the terms of the Plan, will terminate on December 31, 2013.

Financial Criteria and Performance Goals.  Each year, the Compensation Committee will establish financial criteria for use in determining awards under the Plan which shall consist of one or more financial measures (the “Financial Criteria”), which may include, but are not limited to: earnings per share, core earnings, cash flow, book value, stock price performance, price earnings ratio, total shareholder return, net income, operating income, efficiency ratio, loan growth, deposit growth, core deposit growth, asset quality, net interest margin, non-interest income and non-interest expense. To determine the amount of awards to participants in each year of the Plan, the Compensation Committee will establish specific, objective performance goals (“Performance Goals”), the outcome of which is substantially uncertain at the time they are established. The Performance Goals shall be set based on the Financial Criteria the Compensation Committee designates for that Plan year and against which actual performance will be measured. The Compensation Committee may adjust the Performance Goals if it determines that external or other unanticipated business conditions or events have materially affected the fairness of previously established Performance Goals. In considering such adjustments and/or reviewing the achievement of performance against the previously established Performance Goals, the Compensation Committee may exercise negative discretion in determining final awards under the Plan when it believes such action to be appropriate. Awards made under the Plan to any participant are subject to forfeiture in the event the company is required to prepare an accounting restatement due to the material noncompliance by the Company with any financial reporting requirement under federal securities laws.

Process for Determining Awards.  As soon as practicable after the end of each Plan year, the Committee will determine the amount of awards earned by participants and the total amount of awards to be paid in that Plan year. The Committee will determine actual awards payable to participants based upon (i) each participant’s individual performance, (ii) the achievement of Performance Goals by the participant’s team, and/or (iii) the overall achievement of Performance Goals by the Bank, as prescribed in the award formula determined at the beginning of the year.

Amendment, Suspension or Termination of the Plan.  The Plan allows the Committee to amend, suspend or terminate the Plan, in whole or in part, at any time, provided, however, no amendment, suspension or termination of the Plan may in any manner affect any award granted to any participant prior to such amendment, suspension or termination without the participant’s consent.

Certain Federal Income Tax Consequences.  Compensation payable under the Plan will be taxable to participants as ordinary income (compensation) at the time of payment. The Bank will generally be entitled to a corresponding compensation deduction, provided that the payments comply with the requirements of Section 162(m) of the Internal Revenue Code with respect to the Chief Executive Officer and the four other most highly compensated executive officers.

New Plan Benefits.  The dollar value of the benefits under the Plan is based on the future performance of the Bank and, therefore, is not readily ascertainable. Neither the Board of Directors of the Bank nor the Committee has made specific determinations regarding the aggregate size of awards under the Plan for the 2008 Plan year or any other Plan year.

The Board of Directors recommends that shareholders vote “FOR” the approval of the
NewAlliance Bank Executive Incentive Plan.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
(Proposal 3)

The Audit, Compliance and CRA Committee has appointed PricewaterhouseCoopers LLP to continue as the Company’s independent auditors for the year ending December 31, 2008, subject to ratification by NewAlliance shareholders. PricewaterhouseCoopers LLP was originally appointed as the auditors of New Haven Savings Bank in 2002 and continues to serve as the Company’s auditors. If this proposal is not approved, the Audit, Compliance and CRA Committee will reconsider the selection of PricewaterhouseCoopers LLP.

PricewaterhouseCoopers has advised NewAlliance that they are independent accountants with respect to NewAlliance, within the meaning of standards established by the Independence Standards Board and federal securities laws administered by the SEC.

Assuming the presence of a quorum at the annual meeting, the affirmative vote of the majority of the votes cast is required to ratify the appointment of PricewaterhouseCoopers LLP. Unless otherwise indicated, properly executed proxies will be voted in favor of this proposal.

PricewaterhouseCoopers LLP examined the Company’s financial statements for the year ended December 31, 2007. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

The Board of Directors recommends that shareholders vote FOR ratification of the appointment of PricewaterhouseCoopers LLP.

DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS FOR INCLUSION IN PROXY STATEMENT

Under the rules of the SEC, if any shareholder wants NewAlliance to include a proposal in the Company’s Proxy Statement and form of proxy for the Company’s 2009 Annual Meeting of Shareholders, the proposal must be received by the Company’s Secretary at NewAlliance’s principal executive offices located at 195 Church Street, New Haven, Connecticut 06510 by November 12, 2008. Nothing in this paragraph shall require NewAlliance to include in the Company’s Proxy Statement and form of proxy for the meeting any proposal that does not meet the requirements of the rules and regulations of the SEC in effect at the time.

Notice of any other proposal for consideration by shareholders at the Company’s 2009 Annual Meeting of Shareholders must be received by the Company’s Secretary not less than 90 days prior to the date of the annual meeting. However, if less than 100 days’ notice or prior public disclosure of the date of the annual meeting is given or made to shareholders, notice of a proposal must be received by the Company’s Secretary not later than the close of business on the 10th day following the day on which notice of the annual meeting date was mailed or public disclosure was made.

Under the Company’s Bylaws, notice of a proposal must include:

•	A description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

•	The name and address, as they appear on the Company’s books, of the shareholder proposing such business;

•	The class and number of shares of NewAlliance capital stock that are beneficially owned by such shareholder;

•

The identification of any person retained or to be compensated by the shareholder submitting the proposal, or any person acting on his or her behalf, to make solicitations or recommendations to shareholders for the purpose of assisting in the passage of such proposal and a brief description of the terms of such employment, retainer or arrangement for compensation; and

•	Any material interest of such shareholder in such business.

As of the date of this Proxy Statement, the Board of Directors does not know of any other matters to be presented for action by the shareholders at the annual meeting. If, however, any other matters not now known properly come before the meeting, the persons named in the accompanying proxy will vote the proxy in accordance with the determination of a majority of the Board of Directors.

ANNUAL REPORTS

Copies of NewAlliance’s 2007 Annual Report on Form 10-K accompany this proxy statement, which are not a part of the proxy solicitation materials. Upon written request, NewAlliance will provide any recipient of this proxy statement, free of charge, one copy of the Company’s complete Annual Report on Form 10-K for the Company’s 2007 fiscal year, including all exhibits. Requests should be directed to Judith E. Falango, Vice President, Corporate Communications and Shareholder Relations, at (203) 789-2814 or (800) 892-2096, NewAlliance Bank, 195 Church Street, New Haven, Connecticut 06510. Ms. Falango may be reached by e-mail at: investorrelations@newalliancebank.com.

By Order of the Board of Directors,

Peyton R. Patterson
Chairman, President and Chief Executive Officer

New Haven, Connecticut
March 10, 2008

Appendix A

NewAlliance Bank Executive Incentive Plan

Section 1.          Purpose of Plan

The purpose of the Plan is to promote the success of the Bank by providing all of the executive group of the Bank with opportunities for cash payments based upon the attainment of specified annual performance goals.

Section 2.          Definitions and Terms

2.1          Accounting Terms.   Except as otherwise expressly provided or the context otherwise requires, financial and accounting terms are used as defined for purposes of, and shall be determined in accordance with, generally accepted accounting principles, as from time to time in effect, as applied and reflected in the consolidated financial statements of the Bank, prepared in the ordinary course of business.

2.2          Specific Terms.   The following words and phrases as used herein shall have the following meanings unless a different meaning is plainly required by the context:

“Affiliate” means any entity controlled by or under common control with the Bank, including the Corporation.

“Award” means any amount payable to a Participant as determined in accordance with Section 5 hereof.

“Corporation” means NewAlliance Bancshares, Inc.

“Bank” means NewAlliance Bank and any successor.

“Board” means the Board of Directors of NewAlliance Bank.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board of Directors of the Bank. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. Compensation Committee members must be deemed an “outside director” within the meaning of Section 162(m) of the Code, a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and an “independent director” pursuant to New York Stock Exchange Corporate Governance Standards in Section 303A.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Financial Criteria” has the meaning set forth in Section 5.4 hereof.

“Participant” means an executive officer of the Bank as defined in Rule 3b-7 of the Exchange Act.

“Peer Group” means the group of comparable publicly traded bank holding companies selected by the Committee, from time to time.

“Performance Goals” has the meaning set forth in Section 5.5 hereof.

“Plan” means this Executive Incentive Plan of the Bank, as amended from time to time.

“Plan Year” means the Bank’s fiscal year, unless otherwise determined by the Committee or the Board. The initial Plan Year is the year ended December 31, 2008.

“Termination of Employment” means the Participant ceasing to be employed by the Bank for any reason whatsoever, voluntary or involuntary, other than by reason of an approved leave of absence.

Section 3.          Effective Date; Term of the Plan

3.1          Effective Date.   The Plan shall be effective as of January 1, 2008, but any payments under the Plan to Section 162(m) Participants shall be contingent on the Plan’s approval by the Bank’s shareholders at the 2008 annual meeting of shareholders.

3.2          Expiration Date.   Unless terminated earlier pursuant to Section 11, the Plan will terminate on December 31, 2013.

Section 4.          Administration of the Plan

4.1          Power and Authority.   The Plan shall be administered by the Committee. Except as limited in the Plan, the Committee shall have all of the express and implied powers and duties set forth in the Plan and shall have full authority to interpret the Plan and to make all other determinations deemed necessary or advisable for the Plan’s administration, and shall otherwise be responsible for the administration of the Plan in accordance with its terms. The Committee shall have the authority to construe and interpret the Plan (except as otherwise provided herein) and any agreement or other document relating to any Award under the Plan, may adopt rules and regulations governing the administration of the Plan, and shall exercise all other duties and powers conferred on it by the Plan, or which are incidental or ancillary thereto. Any decision, determination or interpretation the Committee makes and each action it takes pursuant to the Plan will be considered final, binding, and conclusive for all purposes on all persons, including Participants and their legal representatives, and beneficiaries. No member of the Committee shall be liable for any action or determination made in good faith, or upon the advice of counsel, with respect to the Plan or any Award made under the Plan.

4.2          Retention of Experts.   The Committee may retain accountants, attorneys, and other experts as it deems necessary or desirable in connection with the administration of the Plan.

4.3          Delegation.   The Committee may in its sole discretion, delegate to management personnel of the Bank the authority to take all such other steps deemed necessary, advisable or convenient for the effective administration and record keeping of the Plan in accordance with its terms and purposes.

Section 5.          Awards

5.1          Determination of Criteria for Awards.   Within ninety (90) days after the commencement of each Plan Year, the Committee shall designate:

(a)     The Financial Criteria that will apply to Awards to all Participants for the Plan Year; and

(b)     The Performance Goals the Bank must meet with respect to the Financial Criteria designated for all Participants to earn the Awards for the Plan Year and a payout matrix or formula for achievement of those Performance Goals.

5.2          Financial Criteria.   For each Plan Year, the Committee shall designate financial criteria (the “Financial Criteria”) for use in determining awards for Participants for that Plan Year. Financial Criteria shall consist of one or more financial measures, including but not limited to the following:

o	Earnings per share	o	Efficiency ratio
o	Core earnings	o	Loan growth
o	Return on assets	o	Deposit growth
o	Return on equity	o	Core deposit growth
o	Price earnings ratio	o	Asset quality
o	Total shareholder return	o	Net interest margin
o	Book value	o	Non-interest income
o	Stock price performance	o	Non-interest expense
o	Net income	o	Expenses as a percentage of assets
o	Operating income

Any of the Financial Criteria may be applied on a corporate, team or individual basis. In addition, any of the Financial Criteria may be measured by using average amounts for the Financial Criteria, in absolute terms, on a cash basis or operating basis, by reference to internal performance targets, or as compared to the Peer Group, or may be measured by the change in that performance target compared to a previous period.

5.3          Performance Goals.   To determine the amount of Awards to Participants for a Plan Year, the Committee shall, within ninety (90) days of the beginning of each Plan Year, establish in writing specific, objective performance goals (the “Performance Goals”), the outcome of which is substantially uncertain at the time they are established, for the Financial Criteria the Committee designates for that Plan Year against which actual performance is to be measured. The Performance Goals may be described by means of a matrix or formula providing for goals resulting in the payment of Awards under the Plan. In the event that the Committee determines that external changes or other unanticipated business conditions have materially affected the fairness of the goals and have unduly influenced the Company’s ability to meet them, the Committee may make adjustments to the Performance Goals.

5.4          Determination and Payment of Awards.   As soon as practicable after the end of a Plan Year, the Committee shall determine the amount of Awards earned by and to be paid to a Participant who is a “covered employee” as defined under Section 162(m) of the Code and the total Awards to be paid in a Plan Year. The Committee shall determine the amount of the Award that each Participant has earned. The determination of the amount of Awards earned by Participants will be made based on application of the Performance Goals in Section 5.3 to the Financial Criteria in Section 5.2 for the Plan Year. Actual awards will be determined based upon one or more of the following, as designated by the Committee for individual Participants: (i) the Participant’s individual performance, (ii) the achievement of Performance Goals by the Participant’s team and (iii) the overall achievement of Performance Goals by the Bank. Payment of the Awards will be made in cash in a lump sum promptly after the Committee determines the amount of the Awards.

5.5          Employment Condition.   The Participant must remain actively employed by the Bank on the date the Award is granted to be considered eligible for any potential payment under this Plan. If a Participant is hired during the Plan Year then the Award to which he or she would be entitled shall be prorated based upon the length of his or her employment during the Plan Year. The method and amount of proration shall be determined by the Committee, in its sole discretion.

Section 6.          General Provisions

6.1          No Right to Bonus or Continued Employment.   Neither the establishment of the Plan nor the provision for or payment of any amounts hereunder nor any action of the Bank (including any predecessor or subsidiary), the Board of Directors of the Bank or the Committee in respect of the Plan, shall be held or construed to confer upon any person any legal right to receive, or any interest in, any benefit under the Plan, or any legal right to be continued in the employ of the Bank unless otherwise provided by contract or agreement. The Bank expressly reserves any and all rights to discharge a Participant in its sole discretion, without liability of any person, entity or governing body under the Plan or otherwise.

6.2          No Funding of Plan.   The Bank shall not be required to fund or otherwise segregate any cash or any other assets which may at any time be paid to Participants under the Plan. The Plan shall constitute an “unfunded” plan of the Bank.

6.3          No Fiduciary Relationship or Responsibility.   The Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Bank and the Committee are not fiduciaries with respect to the Plan and have no fiduciary obligation with respect to any Participant, beneficiary, or other person claiming a right hereunder. Further, nothing herein contained, and no action or inaction arising pursuant hereto, shall give rise under state or federal law to a trust of any kind or create any fiduciary relationship of any kind or degree for the benefit of Participants, any beneficiary, or any other person.

6.4          Non-Transferability of Benefits and Interests.   Except as expressly provided by the Committee, no benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void, and no such benefit shall be in any manner liable for or subject to debts, contracts, liabilities, engagements or torts of any Participant or former Participant. This Section 6.4 shall not apply to an assignment of a payment due after the death of a Participant to the deceased Participant’s legal representative or beneficiary.

6.5          Code Section 409A.   The Plan shall be interpreted and applied in a manner consistent with the standards for nonqualified deferred compensation plans established by Section 409A of the Code and its interpretive regulations and other regulatory guidance, if applicable. To the extent that any terms of this Plan would subject the Participant to gross income inclusion, interest, or additional tax pursuant to Section 409A of the Code, those terms are to that extent superseded by, and shall be adjusted to the minimum extent necessary to satisfy or make the Plan exempt from, the applicable Code Section 409A standards.

6.6          Clawback Provision.   If the Corporation is required to prepare an accounting restatement due to the material noncompliance of the Corporation, as a result of misconduct, with any financial reporting requirement under the securities laws, the Participants shall reimburse the Corporation for any payment made under the Plan during the 12 month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurs) of the financial document embodying such financial reporting requirement.

6.7          Law to Govern.   Except as provided in Section 6.5, all questions pertaining to the construction, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of Connecticut.

6.8          Section Headings.   Section headings used herein are for convenience and reference only, and in the event of any conflict, the text of the Plan, rather than the section headings, will control.

6.9          Severability.   Whenever possible, each provision of this Plan shall be interpreted in such manner as to be effective and valid under applicable law; provided, however, that if any provision of this Plan shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Plan.

6.10          Non-Exclusivity.   The Plan does not limit the authority of the Bank, the Board of Directors of the Bank or the Committee to grant awards or authorize any other compensation under any other plan or authority, including, without limitation, awards or other compensation based on the same performance criteria used under the Plan.

Section 7.          Amendments, Suspension or Termination of Plan

The Committee may, from time to time, amend, suspend or terminate, in whole or in part, the Plan, and after any suspension or termination, may reinstate any or all of the provisions of the Plan; provided no amendment, suspension or termination of the Plan shall in any manner affect any Award theretofore granted pursuant to the Plan without the consent of the Participant to whom the Award was granted.

0

REVOCABLE PROXY

NEWALLIANCE BANCSHARES, INC.

ANNUAL MEETING OF SHAREHOLDERS
APRIL 17, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of NewAlliance Bancshares, Inc. ("NewAlliance") hereby appoints Robert J. Lyons, Jr., Eric A. Marziali and Julia M. McNamara, and each of them acting singly, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Annual Meeting of Shareholders to be held at 10:00 a.m., local time, on Thursday, April 17, 2008, at the Chevrolet Theatre, 95 South Turnpike Road, Wallingford, Connecticut 06492, and at any adjournments of the meeting, upon the following matters. The undersigned shareholder hereby revokes any proxy or proxies heretofore given.

This proxy, when properly executed, will be voted as directed by the undersigned shareholder. If no direction is given, this proxy will be voted FOR the election of the nominees listed in proposal 1; FOR the approval of the NewAlliance Bank Executive Incentive Plan described in proposal 2; FOR the ratification of NewAlliance's appointment of independent auditors in proposal 3; and in accordance with the determination of a majority of the Board of Directors as to any other matters. The undersigned shareholder may revoke this proxy at any time before it is voted, as follows: (i) deliver either a written notice of revocation of the proxy or a duly executed proxy bearing a later date to Judith E. Falango, Vice President, Corporate Communications and Shareholder Relations; (ii) re-vote by telephone or on the internet; or (iii) attend the Annual Meeting and vote in person. The undersigned shareholder hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.

If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.

(Continued and to be dated and signed on the reverse side)

14475

NewAlliance Bancshares

Dear 401(k) Plan Participant:

On behalf of the Board of Directors, I am forwarding to you this authorization form for the purpose of conveying your voting instructions to Wachovia Bank, N.A., (the "401(k) Plan Trustee") on the proposals to be presented at the Annual Meeting of Shareholders of NewAlliance Bancshares, Inc. (the "Company") on April 17, 2008. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Shareholders and the Company's Annual Report on Form 10-K.

As an investor in the Company Stock Fund under the 401(k) Plan, you are entitled to vote all shares of Company common stock credited to your account in the 401(k) Plan as of March 3, 2008. Please complete and sign this voting instruction card and return it in the enclosed postage-paid envelope, or vote via the toll-free number or at the internet address on the other side of this card.

The 401(k) Plan Trustee will vote the Company common stock credited to your account as directed by you if your instructions are received by the cut-off date, April 10, 2008. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or NewAlliance Bank.

Sincerely,

Peyton R. Patterson

Peyton R. Patterson
Chairman, President and Chief Executive Officer

0

NEWALLIANCE BANCSHARES, INC.
401(k)

Annual Meeting of Shareholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I understand that Wachovia Bank, N.A. (the "401(k) Plan Trustee") is the holder of records and custodian of all shares of NewAlliance Bancshares, Inc. (the "Company") common stock credited to my account under the 401(k) Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on April 17, 2008.

Accordingly, the 401(k) Plan Trustee is to vote my shares of Common Stock as follows:

(Continued and to be dated and signed on the reverse side.)

14475

NewAlliance Bancshares

Dear ESOP Participant:

On behalf of the Board of Directors of NewAlliance Bancshares, Inc. (the "Company"), I am forwarding you this vote authorization form provided to convey your voting instructions to First Bankers Trust Services (the "ESOP Trustee") on the proposals to be presented at the Annual Meeting of Shareholders of the Company to be held on April 17, 2008. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Shareholders and a copy of the Company's Annual Report on Form 10-K.

As a participant in the NewAlliance Employee Stock Ownership Plan (the "ESOP"), you are entitled to vote all shares of Company common stock allocated to your account as of March 3, 2008. Please complete and sign the attached vote authorization form and return it in the enclosed postage-paid envelope, or vote via the toll-free number or at the internet address on the other side of this card. All allocated shares of Company common stock will be voted as directed by participants, as long as participants' instructions are received by the ESOP Trustee by the cut-off date, April 10, 2008. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or NewAlliance Bank.

If you do not direct the ESOP Trustee as to how to vote the shares of Company common stock allocated to your ESOP account, the ESOP Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

Sincerely,

Peyton R. Patterson

Peyton R. Patterson
Chairman, President and Chief Executive Officer

0

NEWALLIANCE BANCSHARES, INC.
ESOP

Annual Meeting of Shareholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I understand that First Bankers Trust Services (the "ESOP Trustee") is the holder of records and custodian of all shares allocated to me of NewAlliance Bancshares, Inc. (the "Company") common stock under the NewAlliance Employee Stock Ownership Plan (the "ESOP"). I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on April 17, 2008.

Accordingly, the ESOP Trustee is to vote my shares of Company common stock as follows:

(Continued and to be dated and signed on the reverse side.)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

NEWALLIANCE BANCSHARES, INC.

April 17, 2008

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20430303000000001000 5 041708

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" ANY OTHER MATTERS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

NOMINEES:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To approve the NewAlliance Bank Executive Incentive Plan (Proposal 2).	☐	☐	☐
3. To ratify the appointment of the firm of PricewaterhouseCoopers, LLP as independent auditors (Proposal 3).	☐	☐	☐
4. The proxies are authorized to vote upon any other business that properly comes before the Annual Meeting or any adjournments of the meeting, in accordance with the determination of a majority of the Board of Directors.	☐	☐	☐

If you plan to attend the Annual Meeting, please check the box at right. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

NEWALLIANCE BANCSHARES, INC.

April 17, 2008

401(k)
VOTE AUTHORIZATION FORM

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20430303000000000000 6 041708

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" ANY OTHER MATTERS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Douglas K. Anderson
- ○ Roxanne J. Coady
- ○ John F. Croweak
- ○ Sheila B. Flanagan

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. To approve the NewAlliance Bank Executive Incentive Plan (Proposal 2).	☐	☐	☐
3. To ratify the appointment of the firm of PricewaterhouseCoopers, LLP as independent auditors (Proposal 3).	☐	☐	☐
4. The proxies are authorized to vote upon any other business that properly comes before the Annual Meeting or any adjournments of the meeting, in accordance with the determination of a majority of the Board of Directors.	☐	☐	☐

The 401(k) Plan Trustee is hereby authorized to vote any shares of the Company common stock credited to me in its trust capacity as indicated above. **If no direction is given to the 401(k) Plan Trustee, the 401(k) Plan Trustee will vote your shares held in the 401(k) Plan in the same proportion as votes received from other participants in the 401(k) Plan.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy.

ANNUAL MEETING OF SHAREHOLDERS OF

NEWALLIANCE BANCSHARES, INC.

April 17, 2008

ESOP
VOTE AUTHORIZATION FORM

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20430303000000000000 6   041708

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" ANY OTHER MATTERS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Douglas K. Anderson
- ○ Roxanne J. Coady
- ○ John F. Croweak
- ○ Sheila B. Flanagan

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. To approve the NewAlliance Bank Executive Incentive Plan (Proposal 2).	☐	☐	☐
3. To ratify the appointment of the firm of PricewaterhouseCoopers, LLP as independent auditors (Proposal 3).	☐	☐	☐
4. The proxies are authorized to vote upon any other business that properly comes before the Annual Meeting or any adjournments of the meeting, in accordance with the determination of a majority of the Board of Directors.	☐	☐	☐

The ESOP Trustee is hereby authorized to vote any shares of Company common stock allocated to me in its trust capacity as indicated above. **If no direction is given to the ESOP Trustee, the ESOP Trustee will vote your shares held in the ESOP in the same proportion as votes received from other participants in the ESOP.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy.

ANNUAL MEETING OF SHAREHOLDERS OF

NEWALLIANCE BANCSHARES, INC.

April 17, 2008

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries and follow the instructions. Have your proxy card available when you call.

- OR -

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

- OR -

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20430303000000001000 5 041708

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" ANY OTHER MATTERS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Douglas K. Anderson
- ○ Roxanne J. Coady
- ○ John F. Croweak
- ○ Sheila B. Flanagan

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. To approve the NewAlliance Bank Executive Incentive Plan (Proposal 2).	☐	☐	☐
3. To ratify the appointment of the firm of PricewaterhouseCoopers, LLP as independent auditors (Proposal 3).	☐	☐	☐
4. The proxies are authorized to vote upon any other business that properly comes before the Annual Meeting or any adjournments of the meeting, in accordance with the determination of a majority of the Board of Directors.	☐	☐	☐

If you plan to attend the Annual Meeting, please check the box at right. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

NEWALLIANCE BANCSHARES, INC.

April 17, 2008

401(k)

VOTE AUTHORIZATION FORM

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

\- OR -

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States and follow the instructions. Have your proxy card available when you call.

\- OR -

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

\- OR -

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

You may enter your voting instructions at 1-800-PROXIES in the United States or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off date of April 10, 2008.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20430303000000000000 6 041708

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" ANY OTHER MATTERS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

NOMINEES:

- ☐ FOR ALL NOMINEES
- ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
- ☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "**FOR ALL EXCEPT**" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. To approve the NewAlliance Bank Executive Incentive Plan (Proposal 2).	☐	☐	☐
3. To ratify the appointment of the firm of PricewaterhouseCoopers, LLP as independent auditors (Proposal 3).	☐	☐	☐
4. The proxies are authorized to vote upon any other business that properly comes before the Annual Meeting or any adjournments of the meeting, in accordance with the determination of a majority of the Board of Directors.	☐	☐	☐

The 401(k) Plan Trustee is hereby authorized to vote any shares of the Company common stock credited to me in its trust capacity as indicated above. **If no direction is given to the 401(k) Plan Trustee, the 401(k) Plan Trustee will vote your shares held in the 401(k) Plan in the same proportion as votes received from other participants in the 401(k) Plan.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ____________

Note: Please sign exactly as your name or names appear on this Proxy.

ANNUAL MEETING OF SHAREHOLDERS OF

NEWALLIANCE BANCSHARES, INC.

April 17, 2008

ESOP

VOTE AUTHORIZATION FORM

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States and follow the instructions. Have your proxy card available when you call.

- OR -

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

- OR -

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

You may enter your voting instructions at 1-800-PROXIES in the United States or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off date of April 10, 2008.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20430303000000000000 6 041708

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" ANY OTHER MATTERS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

NOMINEES:

☐ FOR ALL NOMINEES
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "**FOR ALL EXCEPT**" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. To approve the NewAlliance Bank Executive Incentive Plan (Proposal 2).	☐	☐	☐
3. To ratify the appointment of the firm of PricewaterhouseCoopers, LLP as independent auditors (Proposal 3).	☐	☐	☐
4. The proxies are authorized to vote upon any other business that properly comes before the Annual Meeting or any adjournments of the meeting, in accordance with the determination of a majority of the Board of Directors.	☐	☐	☐

The ESOP Trustee is hereby authorized to vote any shares of Company common stock allocated to me in its trust capacity as indicated above. **If no direction is given to the ESOP Trustee, the ESOP Trustee will vote your shares held in the ESOP in the same proportion as votes received from other participants in the ESOP.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ____________

Note: Please sign exactly as your name or names appear on this Proxy.